CORPORATE HISTORY OF CAPSTONE BIOTECH, INC.

A Nevada corporation

As of October 17, 2021

Corporate Status

1. Travel-Entertainment was incorporated in Nevada on April 8, 1986 as entity number C2391-1986 with 100 million common shares authorized, $.001 par value. The directors were Lloyd T. Rockford, V. L. Parker and Denny W. Nestripke. Exhibit 1.

2. The Articles of Incorporation were amended on January 29, 1987, by the unanimous consent of the shareholders, to change the name of the Corporation to Drake Holding Corp. and to effect a one-for-two reverse stock split, resulting in 50 million common shares outstanding, $.002 par value. Exhibit 2. The new officers of the Corporation as of this amendment were Scott Gillespie and Sandra Logue.

3. The Articles were amended on July 26, 2005 to change the name of the Corporation to Landmere Inc. and to increase the number of authorized shares to 100 million. The name of the officer signing the amendment is illegible. Exhibit 3.

4. The Corporation filed amended and restated articles of incorporation on September 9, 2005, changing the corporate name back to Drake Holding Corp. The president at that time was John G. Mazza. Exhibit 4.

5. The Articles were amended on May 21, 2007 to increase the number of authorized shares to 200 million. The name of the officer signing the amendment is illegible. Exhibit 5.

6. The Articles of Incorporation were amended on June 14, 2007, to change the name of the Corporation to Canopus BioPharma, Inc. and naming Patrick Prendergast, Leo J. Prendergast and Leo Rothstein. Exhibit 6. The Corporation was a biopharmaceutical company focused on the development and commercialization of innovative drugs that address unmet medical needs. Canopus Biopharma, Inc. had operations in Ireland and the United States and conducted research and development in the United States, Europe, and the Asia Pacific Region. The last financial statements of the Corporation filed with OTC Markets were for the quarter ended March 31, 2015. After defaulting on its obligation to file annual reports with Nevada, the officers reinstated the Corporation's charter on May 22, 2017, but then after filing the last report on January 19, 2019, apparently abandoned the Corporation, and the charter was again revoked.

7. G. Reed Petersen, a shareholder of the Corporation, filed a petition under Nevada Revised Statutes 78.347 on April 13, 2021, in the Eighth District Court of Nevada, file no. A-21-832802-P. The petition was granted on July 30, 2021. Exhibit 7.

8. Mr. Petersen appointed himself as sole officer and director. Exhibit 8.

9. Following his appointment as officer and director, Mr. Petersen executed board

resolutions authorizing the issuance of 101,757,428 shares of common stock, or 50.9% of the outstanding 200 million shares, to Mr. Petersen, and the corporation's reorganization, including the redomicile to Oklahoma, the effectuation of a holding company reorganization, and the redomicile back to Nevada under the name Capstone Biotech, Inc. Exhibit 9.

10. Petersen filed the required custodian amendment as required by law. Exhibit 10.

11. Following the issuance of the control block, Petersen, as the majority shareholder of the Corporation, approved the reorganization. Exhibit 11.

12. In connection with the reorganization, Petersen organized three Oklahoma subsidiaries, Canopus Interim, Inc.; CBIA, Inc., and Canopus Merger, Inc., and a Nevada subsidiary, Capstone Biotech, Inc. Copies of the Articles of Incorporation are attached as Exhibits 12, 13, 14 and 15, respectively.

13. The Boards of Directors and shareholders of the four corporations all adopted resolutions approving the reorganization. Exhibits 16, 17, 18 and 19.

14. Petersen merged the Corporation into its wholly-owned Oklahoma subsidiary, Canopus Interim, Inc. by filing Articles of Merger with Nevada on August 6 and a Certificate of Merger with Oklahoma on August 13, 2021. Exhibits 20 and 21. The Agreement of Merger is attached as Exhibit 22.

15. At this point, Canopus Interim, Inc. was ready to effect a holding company reorganization. The Oklahoma holding company statute, 1081.(G) is patterned after that of Delaware. Many Delaware companies have used holding company reorganizations in order to form a new holding company, without the necessity of shareholder approval or registering the transaction under the Securities Act of 1933. One of the more well-known such transactions was Google's 2015 reorganization into Alphabet, Inc. , as disclosed in Google's Current Report on Form 8-K dated October 15, 2015 (Exhibit 23):

> The Alphabet Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the "DGCL"), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. After the Alphabet Merger, unless exchanged, stock certificates that previously represented shares of a class of Google stock now represent the same number of shares of the corresponding class of Alphabet stock. Following the consummation of the Alphabet Merger, shares of Alphabet Class C Capital Stock and shares of Alphabet Class A Common Stock continue to trade on the NASDAQ Global Select Market ("NASDAQ") on an uninterrupted basis under the symbol "GOOG" and "GOOGL" respectively and with new CUSIP numbers (#02079K 107 for Alphabet shares of Class C Capital stock and #02079K 305 for Alphabet shares of Class A Common Stock).

The Google holding company reorganization was effected by means of an Agreement and Plan of Merger (Exhibit 24), and a Certificate of Merger (Exhibit 25) filed with the Delaware Secretary of State. Canopus Interim's holding company reorganization followed the same

pattern, with an Agreement of Merger between Canopus Interim and Canopus Merger (Exhibit 26), with CBIA, Inc. as the resulting holding company, and a Certificate of Merger (Exhibit 27) filed with the Oklahoma Secretary of State.

16. Finally, CBIA, Inc., which was the surviving holding company, merged into Capstone Biotech, Inc. In connection with this merger, and in accordance with the Agreement of Merger, attached as Exhibit 28, Petersen's 101,757,428 common shares were converted into 1,000,000 new shares of Teliford, Inc. Series A Convertible Preferred Stock, each convertible into 20,000,000 shares of Common Stock but with 200,000,000 votes per share. . The articles and certificate of merger were filed with Nevada and Oklahoma, respectively. Exhibits 29 and 30.

17. On August 12, 2021, Mr. Petersen transferred his shares of common stock to two non-affiliated third parties and in connection therewith, on September 2, 2021 elected McKenzkie Long as the sole officer and director, and resigned all positions with the Corporation. See Exhibits 31, 32 and 33.

18. On February 2, 2022, The Board voted to return the Company's official name to Canopus Biopharma, Inc. from Capstone Biotech, Inc. See Exhibit 34 and 35.

ACTION BY WRITTEN CONSENT
OF THE BOARD OF DIRECTORS OF
CANOPUS BIOPHARMA, INC. (DBA CAPTSTONE BIOTECH, INC.)

The undersigned, being all of the members of Board of Directors of Canopus Biopharma, Inc., (dba Capstone Biotech, Inc.) a Nevada corporation (the "Company"), hereby approve and adopt the following resolutions, effective as of February 2, 2022:

WHEREAS, the Board of Directors deems it to be in the best interests of the Company and its stockholders to change the name of the Company to Canopus Biopharma, Inc., and to increase the number of authorized shares of common stock of the Company to 3,000,000,000;

WHEREAS, the Board of Directors deems it to be in the best interests of the Company to nullify the 1:2 reverse split approved on July 30, 2021 by the Company, which had previously neither been qualified by FINRA nor communicated to the Transfer Agent.

RESOLVED, that upon the filing of the appropriate amendment to the articles of incorporation with the Secretary of State of Nevada, the Company's name shall be changed to Canopus Biopharma, Inc.;

RESOLVED, that since the reverse split was never executed with the transfer agent, FINRA or OTC Markets, the Company will update its internal records to reflect the proper number of shares outstanding. This update to the Company records will show 98,242,572 shares of common stock outstanding, as of July 30, 2021.

RESOLVED, that, subject to the requisite approval of the Company's stockholders, the Company shall file an amendment to the Company's articles of incorporation, substantially in the form of Exhibit A hereto, to increase the number of authorized shares of the Company's common stock to 3,000,000,000;

RESOLVED, that the officers of the Company be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Company to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability;

RESOLVED, that all actions, executions, and delivery of documents, instruments and agreements taken by any officer of the Company prior to this date relating to the purpose and intent of the foregoing resolutions be, and they hereby are, in all respects approved, ratified, confirmed and adopted as the official acts and deeds of the Company; and it is further

IN WITNESS WHEREOF, the undersigned, constituting all of the members of the Board of Directors of the Company, consent hereto in writing and direct that this instrument be filed with the minutes of proceedings of the Board of Directors of the Company.

____
McKenzie Long, CEO

Exhibit A

Amended and Restated
Articles of Incorporation
of Capstone Biotech, Inc.

The second sentence of Article 3.1 is amended to read as follows:

One class of shares shall be designated as common stock, par value $0.00001, and the total number of shares of common stock which this corporation is authorized to issue is 3,000,000,000.

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

APR 08 1986

WM. SWACKHAMER SECRETARY OF STATE

No. ~~2391-86~~

EXHIBIT 1

FILING FEE: $150.00
BY: CORPORATION TRUST COMPANY
ONE EAST FIRST ST. #1600
RENO, NV 89501

ARTICLES OF INCORPORATION
OF
TRAVEL-ENTERTAINMENT

We, the undersigned natural persons being more than eighteen years of age, acting as incorporators of a corporation pursuant to the provisions of the Nevada Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE I

NAME

The name of the Corporation hereby created shall be:

TRAVEL-ENTERTAINMENT

ARTICLE II

DURATION

The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE III

PURPOSES

The purpose or purposes for which the Corporation is organized are: To invest in business opportunities.

1. To purchase, take, receive, lease or otherwise acquire, own, hold, improve, use and otherwise deal in and with real or personal property, or any interest therein, wherever situated.

2. To sell, convey, mortgage, pledge, lease, exchange, transfer and otherwise dispose of all or a by-part of its property and assets.

3. To purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge

or otherwise dispose of, and otherwise use and deal in and with, shares of other interests in, or obligations of, other domestic or foreign corporations, associations, partnerships or individuals, or direct or indirect obligations of the United States or of any other government, state, territory, governmental district or municipality or of any instrumentality thereof.

4. To make contracts and guarantees and incur liabilities, borrow money at such rates or interest as the Corporation may determine, issue its notes, bonds or other obligations, and secure any of its obligations by mortgage or pledge of all or any of its property.

5. To lend money for its corporate purposes, invest and reinvest its funds, and take and hold real and personal property as security for the payment for funds so loaned or invested.

6. To conduct its business, carry on its operations and have offices and exercise the powers granted by this act in any state, territory, district or possession of the United States or any foreign country.

7. To elect or appoint officers and agents of the Corporation and define their duties and fix their compensation.

8. To make and alter by-laws, not inconsistent with its Articles of Incorporation or with the laws of this state, for the administration and regulation of the affairs of the Corporation.

9. To engage in any and all other acts and activities related to or in connection with the aforesaid purposes.

10. To engage in any other business or enterprise and any other acts or activities for which corporations may be organized under the laws of the State of Nevada and to exercise such other powers and engage in all transactions as permitted by the laws of the State of Nevada.

ARTICLE IV

CAPITALIZATION

The Corporation shall have authority to issue 100,000,000 common shares, all of which shall have $.001 par value. Each share shall have equal rights as to voting and in the event of dissolution or liquidation.

ARTICLE V

OFFICERS AND DIRECTORS CONTRACTS

No contract or other transaction between the Corporation and any firm or other corporation shall be affected by the fact that a director or officer of this Corporation has an interest in, or is a director or officer of such firm or other corporation. Any officer or director, individually or with others, may be a party to, or may have an interest in, any transaction of this Corporation or any transaction in which this Corporation is a party or has an interest. Each person who is or may become an officer or director of this Corporation is hereby relieved from liability that might otherwise obtain in the event such officer or director contracts with this Corporation for the benefit of himself or any firm or corporation in which he may have an interest, provided such officer or director acts in good faith with respect thereto.

ARTICLE VI

PAID-IN-CAPITAL

The Corporation shall not commence business until consideration of a value of at least $1,000.00 has been received by it as consideration for the issuance of its shares.

ARTICLE VII

DENIAL OF PRE-EMPTIVE RIGHTS

No holder of shares of the capital stock of the Corporation shall have any pre-emptive rights or preferential rights of subscription to any shares of any class of stock of the Corporation whether now or hereafter authorized, or to any obligations convertible into stock of the Corporation, issued or sold.

ARTICLE VIII

DIRECTORS

Provisions for the regulation of the internal affairs of the Corporation are as follows:

The affairs and management of this Corporation shall be under the control of a board of directors consisting of not less than three (3) nor more than nine (9) members as determined, from time to time, by the board of directors. The original board of directors shall be comprised of three (3) persons. The names and residence addresses of the persons who are to serve as directors until the first annual meeting of the shareholders and until their successors are elected and shall qualify are as follows:

Lloyd T. Rockford	22815 Via Orvieto So. Laguna, California 92677
V. L. Parker	32511 Caribbean Laguna Niguel, California 92677
Denny W. Nestripke	3436 South Brookview Lane Salt Lake City, Utah 84107

ARTICLE IX

REGISTERED OFFICE AND AGENT

The address of the initial registered office of the corporation is:

One East First Street
County of Washoe
Reno, Nevada 89501

and the name of its initial registered agent at such address is:

The Corporation Trust Company
of Nevada

ARTICLE X

INCORPORATORS

The names and residence addresses of the incorporators are:

Shanna Atkinson	635 East 6910 South Midvale, Utah 84047
Paul H. Shaphren	3975 South 805 East Salt Lake City, Utah 84107
Michelle Jones	1759 Ski View Drive Sandy, Utah 84092

Dated this 7th day of April, 1986.

INCORPORATORS:

Shanna Atkinson

Paul H. Shaphren

Michelle Jones

STATE OF UTAH)
:ss.
COUNTY OF SALT LAKE)

I, Kathleen Jones, a notary public, hereby certify that on this 7th day of April, 1986, personally appeared before me Shanna Atkinson, Paul H. Shaphren and Michelle Jones who being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.

Notary Public

Residing at: Davis County, Utah

My Commission Expires:

6-1-88

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

APR 08 1986

WM. SWACKHAMER SECRETARY OF STATE

No 2321-86

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

IN THE MATTER OF TRAVEL-ENTERTAINMENT;

THE CORPORATION TRUST COMPANY OF NEVADA hereby certifies that on the 8th day of April, 19 86, it accepted the appointment as Resident Agent of the above-entitled corporation in accordance with Sec. 78.090, NRS 1957.

Furthermore, that the principal office in this State is located at One East First Street, Town of Reno, County of Washoe, State of Nevada.

IN WITNESS WHEREOF, it has hereunto set its hand this 8th day of April, 19 86

THE CORPORATION TRUST COMPANY OF NEVADA,
Resident Agent

By ....
Assistant Secretary (Denver)

SEC. 78. Every corporation shall have a resident agent, who may be either an individual or a corporation, resident of or located in this state, in charge of its principal office. Every such resident agent shall, within ten days after acceptance of an appointment as such, file a certificate thereof in the office of the secretary of state, and a copy of such certificate in the office of the county clerk of the county in which the principal office of the corporation in this state shall be located. The resident agent may be any bank, or banking corporation, or other corporation located and doing business in this state, and any such bank and any such corporation, acting as such resident agent, shall have authority * * *.

Form 12
(NEVADA - 506 - 4/22/81)

EXHIBIT 2

FILING FEE: $ 50.00
BY: LEWIS, D'AMATO, BRISBOIS & BISGAARD
FIVE PARK-SUITE 300
261 SOUTH FIGUEROA ST.
LOS ANGELES, CA. 90012

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA

JAN 29 1987

FRANKIE SUE DEL PAPA SECRETARY OF STATE
Frankie Sue Del Papa
No. 2391-86

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
TRAVEL-ENTERTAINMENT

SCOTT T. GILLESPIE and SANDRA LOGUE certify that:

1. They are the President and Secretary, respectively, of Travel-Entertainment, a Nevada corporation.

2. Article I of the Articles of Incorporation of this corporation is hereby amended to read as follows:

"ARTICLE I

The name of this corporation is Drake Holding Corp."

3. Article IV of the Articles of Incorporation of this corporation is hereby amended to read as follows:

"ARTICLE IV

The corporation shall have authority to issue 50,000,000 common shares, all of which shall have $.002 par value. Each share shall have equal rights as to voting and in the event of liquidation or dissolution. Upon the amendment of this article to read as herein set forth, each outstanding common share shall be converted into one-half (1/2) of a common share."

4. The foregoing amendments of articles of incorporation have been duly approved by the board of directors of this corporation.

5. The foregoing amendments of articles of incorporation were adopted by the shareholders of the corporation on the 16th day of December, 1986, in the manner prescribed by the laws of the State of Nevada. The number of shares of the corporation outstanding on that date was 1,375,000 common shares. The number of shares entitled to vote thereon was 1,375,000 common shares. The number of common shares voting in favor of

the amendments equaled or exceeded the vote required. The percentage vote required was more than 50%.

DATED this 20 day of January, 1987.

TRAVEL-ENTERTAINMENT

By Scott T. Gillespie
Its President

By Sandra K. Logue
Its Secretary

STATE OF CALIFORNIA)
:ss.
COUNTY OF Los Angeles)

On the 20th day of January, 1987, personally appeared before me Scott T. Gillespie and Sandra Logue who being by me first duly sworn declared they are the President and Secretary, respectively, of Travel-Entertainment, a Nevada corporation, and that they signed the foregoing instrument as President and Secretary of the Corporation and that the statements contained therein are true.

MY COMMISSION EXPIRES:

NOTARY PUBLIC

RESIDING AT: 9618 Exposition Blvd. #223
Los Angeles, CA 90034

OFFICIAL SEAL
NOTARY PUBLIC - CALIFORNIA
LOS ANGELES COUNTY
My comm. expires MAY 24, 19

G:T-EAMEND.LED

EXHIBIT 3

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Filed in the Office of	Business Number C2391-1986
Dean Heller	Filing Number 20050287612-83
Secretary of State	Filed On 07/26/2005
State Of Nevada	Number of Pages 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
DRAKE HOLDING CORPORATION

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE 1: THE NAME OF THE CORPORATION SHALL BE CHANGED TO:

LANDMERE INC.

ARTICLE 4: CAPITAL STOCK: THE AUTHORIZED COMMON STOCK SHALL BE INCREASED TO ONE HUNDRED MILLION (100,000,000) SHARES AT A PAR VALUE OF $0.001

ADDITIONALLY, THE CURRENT ISSUED AND OUTSTANDING SHARES OF THE CORPORATION WILL BE REVERSE SPLIT AS FOLLOWS: ONE (1) NEW SHARE OF COMMON STOCK TO BE ISSUED FOR EACH ONE HUNDRED (100) OLD SHARES OF COMMON STOCK, FRACTIONS ROUNDED UP.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 52%

4. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Secretary

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

EXHIBIT 4

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate to Accompany Restated Articles
(PURSUANT TO NRS)

Filed in the Office of	Business Number C2391-1986
Dean Heller	Filing Number 20050387673-31
Secretary of State	Filed On 09/09/2005
State Of Nevada	Number of Pages 6

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

LANDMERE INC.

2. The articles are being ☐ Restated or ☒ **Amended and Restated** (check only one). Please entitle your attached articles **"Restated"** or **"Amended and Restated,"** accordingly.

3. Indicate what changes have been made by checking the appropriate box.*

☐ No amendments, articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ The entity name has been amended.

☒ The resident agent has been changed. (attach Certificate of Acceptance from new resident agent)

☒ The purpose of the entity has been amended.

☒ The authorized shares have been amended.

☒ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☒ Articles have been added.

☒ Articles have been deleted.

☐ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

* This form is to accompany Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles or certificates.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF LANDMERE INC.

The undersigned, being the President of Landmere Inc. a Nevada corporation (the *"Corporation"*), in accordance with Sections 78.390 and 78.403 of the Nevada Revised Statutes, hereby certifies as follows:

1. That the Articles of Incorporation of the Corporation were duly filed with the Secretary of State on April 8, 1986 and was further amended on January 29, 1987 and May 13, 2005.

2. That pursuant to the unanimous approval of the board of directors of the Corporation and the approval of holders of 4,000,000 shares of the Corporation's common stock, which constitute more than 50% of the outstanding shares, the Corporation's Articles of Incorporation are amended and restated to read as follows:

ARTICLE I NAME

The name of the Corporation is DRAKE HOLDING CORP. (the "*Corporation*").

ARTICLE II REGISTERED OFFICE

The resident agent of the Corporation is Gordon & Silver, Ltd., and the address and location of the registered office of the Corporation in the State of Nevada is 3960 Howard Hughes Parkway, 9th floor, Las Vegas, NV 89109.

ARTICLE III PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the corporation laws of the State of Nevada.

ARTICLE IV AUTHORIZED STOCK

The Corporation is authorized to issue 50,000,000 shares of common stock, all of which shall have a par value of $.002. Each share shall have equal rights as to voting in the event of liquidation or dissolution.

ARTICLE V
DIRECTORS

The board of directors shall consist of four members. The members of the governing board of the Corporation shall be designated as "directors". The members of the governing board of the Corporation shall be: Joseph Dilillo, Mark A. Tipton, John G. Mazza and Spencer Lehman (the "*Board of Directors*"). The number of directors of the Corporation may be increased or decreased from time to time as provided in the bylaws of the Corporation.

ARTICLE VI
PERIOD OF EXISTENCE

The period of duration of the Corporation shall be perpetual.

ARTICLE VII
CERTAIN POWERS OF BAORD OF DIRECTORS

In furtherance and not in limitation of the rights, powers, privileges and discretionary authority granted or conferred by Nevada Revised Statutes ("*NRS*") Chapter 78 or other statutes or laws of the State of Nevada, the board of directors is expressly authorized to: (a) make, amend, alter or repeal the bylaws of the Corporation; (b) adopt from time to time bylaw provisions with respect to indemnification or directors, officers, employees, agents and other persons as it shall deem expedient and in the best interests of the Corporation and to the extent permitted by law; and (c) fix and determine designations, preferences, privileges, rights and powers and relative, participating, optional or other special rights, qualifications, limitations or restrictions on the capital stock of the Corporation as provided by NRS §78.195, except as otherwise provided herein.

ARTICLE VIII
INDEMNIFICATION OF DIRECTORS

No officer or director of the Corporation will be individually liable to the Corporation or its stockholders for any damages as a result of any act or failure to act in his or her capacity as a director or officer except to the extent mandated by Nevada law. No amendment or repeal of this Article VIII applies to, or has any effect on the liability or alleged liability of, any officer or director of this Corporation for, or with respect to, any acts or omissions of such officer or director occurring prior to such amendment or repeal, except as otherwise required by law.

Every person who was or is a party to, or is threatened to be made party to, or is involved in, any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she or a person of whom he or she is the legal representative is or was an officer or director of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada (as amended from

time to time), against all expenses, liabilities and losses for and including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement, reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be deemed a contract which may be enforced in any matter desired by any person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and without limiting the generality of such statement, they shall be entitled to the respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the Corporation may adopt bylaws or enter into contracts from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by Nevada law and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was an officer, director, employee or agent of the Corporation or was serving as an officer, director, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise for any liability asserted against such person and liability and expenses incurred by him or her in any such capacity or arising out of such status, whether or not the Corporation has the authority to indemnify such person.

All expenses incurred by officers or directors in defending a civil or criminal action, suit or proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise must be paid by the Corporation as they are incurred in advance of final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

ARTICLE IX
NO PREEMPTIVE RIGHTS

No holder of any shares of the Corporation shall have any preemptive right to purchase, subscribe for or otherwise acquire any shares of the Corporation for any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, warrants or other instruments evidencing rights of options to subscribe for, purchase or otherwise acquire such shares.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be signed by its President, this 9th day of September, 2005.

DRAKE HOLDING CORP.
a Nevada corporation

John G. Mazza, President

STATE OF)
) ss:
COUNTY OF)

This instrument was acknowledged before me on September ___, 2005 by John G. Mazza as President of Drake Holding Corp.

Notary Public

CALIFORNIA JURAT WITH AFFIANT STATEMENT

State of California

County of LOS ANGELES } ss.

☑ See Attached Document (Notary to cross out lines 1–6 below)
☐ See Statement Below (Lines 1–5 to be completed only by document signer[s], *not* Notary)

Signature of Document Signer No. 1

Signature of Document Signer No. 2 (if any)

Subscribed and sworn to (~~or affirmed~~) before me on this 9TH (Date) day of September (Month), 2005 (Year), by

(1) JOHN G. MAZZA President (Name of Signer)

☐ Personally known to me
☑ Proved to me on the basis of satisfactory evidence to be the person who appeared before me (.) (,)

(and

(2) ______________ (Name of Signer)

☐ Personally known to me
☐ Proved to me on the basis of satisfactory evidence to be the person who appeared before me.)

DEBORAH S. BOGHOSIAN
Commission # 1429114
Notary Public - California
Los Angeles County
My Comm. Expires Jul 16, 2007

Place Notary Seal Above

[signature] Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Further Description of Any Attached Document

Title or Type of Document: ARTICLES OF CORP

Document Date: September 9, 2005 Number of Pages: 2

Signer(s) Other Than Named Above: N/A

RIGHT THUMBPRINT OF SIGNER #1	RIGHT THUMBPRINT OF SIGNER #2
Top of thumb here	Top of thumb here

EXHIBIT 5

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number C2391-1986
[signature]	Filing Number 20070350304-44
Secretary of State	Filed On 05/21/2007
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

DRAKE HOLDING CORP.

2. The articles have been amended as follows (provide article numbers, if available):

Article IV is hereby amended as follows:

"The Corporation is authorized to issue 200,000,000 shares of common stock, with $.002 par value. Each share shall have equal rights as to voting in the event of dissolution."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 100%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference of any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT 6

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number C2391-1986
	Filing Number 00001392573-20
Secretary of State	Filed On 06/14/2007
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

DRAKE HOLDING CORP.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE I - NAME
The name of the corporation is Canopus BioPharma, Inc. (the "Corporation").

ARTICLE II - REGISTERED OFFICE
The resident agent of the Corporation is CSC Services of Nevada, Inc. and the address and location of the registered office of the Corporation in the State of Nevada is 502 East John Street, Carson City, NV 89706.

ARTICLE V - DIRECTORS
The board of directors shall consist of three members. The members of the board of directors of the Corporation shall be: Patrick T. Prendergast, Leo J. Prendergast and Len Rothstein. The number of directors of the Corporation may be increased from time to time as provided in the bylaws of the Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 93.5%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT 7

Electronically Filed
07/30/2021 12:36 PM
CLERK OF THE COURT

ORDR

Zachary P. Takos, Esq., Nevada Bar No. 11293
TAKOS LAW GROUP, LTD.
1980 Festival Plaza Drive, Suite 300
Las Vegas, Nevada 89135
Telephone: 702.856.4629
Facsimile: 702.924.4422
E-mail: zach@takoslaw.com

Counsel for Petitioner G. Reed Petersen

TAKOS LAW GROUP, LTD.
1980 Festival Plaza Drive, Suite 300
Las Vegas, Nevada 89135
702.856.4629

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the matter of CANOPUS BIOPHARMA, INC., a corporation.	Case No. A-21-832802-P Dept. No. XIII **ORDER ON PETITION FOR APPOINTMENT OF CUSTODIAN PURSUANT TO NRS 78.347** **Exempt from Arbitration (Equitable Relief Requested)**

IN THIS MATTER, notice was duly given to all concerned parties. The matter was determined without a hearing.

THE COURT, having considered the Petition of G. Reed Petersen for the appointment of G. Reed Petersen as custodian, and no opposition having been filed with the Court, and for good cause appearing,

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1. Pursuant to NRS 78.347, G. Reed Petersen, a shareholder of Canopus Biopharma, Inc. ("Canopus") is appointed as custodian of Canopus.

2. Pursuant to NRS 78.347(c)(a), G. Reed Petersen, shall comply with NRS 78.180 to reinstate Canopus.

3. G. Reed Petersen shall provide reasonable notice to all shareholders of record of a shareholder meeting that will be held within a reasonable time after this Order is entered.

4. G. Reed Petersen, as custodian of Canopus, shall submit a report to this Court of the actions taken at said shareholder meeting.

5. G. Reed Petersen is authorized to appoint himself as sole director of Canopus.

6. G. Reed Petersen shall report to this Court every _6_ months concerning his custodianship of Canopus, while such custodianship remains active.

7. G. Reed Petersen shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of Canopus with the Secretary of State containing the following disclosures and statements:

a. Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning G. Reed Petersen.

b. A statement that reasonable, but ultimately unsuccessful attempts were made to contact the officers or directors of the corporation to request that Canopus comply with corporate formalities to continue its business.

c. A statement that G. Reed Petersen is, in fact, continuing the business and attempting to further the interests of the shareholders.

d. A statement indicating that G. Reed Petersen will reinstate or maintain the corporate charter.

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TAKOS LAW GROUP, LTD.
1980 Festival Plaza Drive, Suite 300
Las Vegas, Nevada 89135
702.856.4629

e. Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

IT IS SO ORDERED.

~~DATED this ____ day of ______________, 2021~~

Dated this 30th day of July, 2021

DISTRICT COURT JUDGE ABG

79A EFD E4C5 E3BD
Mark R. Denton
District Court Judge

Respectfully submitted by:

TAKOS LAW GROUP, LTD.

/s/ Zachary P. Takos

Zachary P. Takos, Esq., Nevada Bar No. 11293
1980 Festival Plaza Drive, Suite 300
Las Vegas, Nevada 89135

Counsel for Petitioner G. Reed Petersen

TAKOS LAW GROUP, LTD.
1980 Festival Plaza Drive, Suite 300
Las Vegas, Nevada 89135
702.856.4629

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of the Petition of	CASE NO: A-21-832802-P
G. Reed Petersen	DEPT. NO. Department 13

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 7/30/2021

Zachary Takos	zach@takoslaw.com
Katie Erickson	katie@takoslaw.com
Steven Hart	steven@takoslaw.com
G. Petersen	greedp@gmail.com

EXHIBIT 8

Resolution of the Custodian, G. Reed Petersen, of Canopus Biopharma, Inc., a Nevada Corporation

G. Reed Petersen states as follows:

1. On July 30, 2021, I was duly appointed by the Nevada District Court in case no. A-21-832802-P as Custodian of Canopus Biopharma, Inc.

2. Pursuant to the order of the Court, a true copy of which is attached hereto, I have been charged with reinstating the corporate charter and taking such actions as may be required to recover value for the stockholders.

3. In consideration of the foregoing, and the powers vested in me by the order, I appoint myself as the sole director of Canopus Biopharma, Inc., effective on July 30, 2021.

____

G. Reed Petersen

EXHIBIT 9

RESOLUTIONS
OF
THE BOARD OF DIRECTORS
OF
CANOPUS BIOPHARMA, INC.
A Nevada Corporation

Pursuant to the authority of §78.315 of the Nevada Revised Statutes, the undersigned, as the sole director of the Corporation, adopts the following recitals and resolutions as of July 30, 2021.

RECITALS

WHEREAS, the director is required under the order of the Nevada District Court in case number A-21-832802-P to reinstate the Corporation with the State of Nevada, for a cost of about \$3,000, and will need to pay its transfer agent and make other filings with the Nevada Secretary of State, effect a holding company reorganization, cause the financial statements of the Corporation to be audited, and file a Form 10 with the Securities and Exchange Commission; and

WHEREAS, the total amount of costs estimated for reorganization of the Corporation is \$70,000;

WHEREAS, the Corporation is a publicly traded corporation trading under the symbol TLIF, on OTC Link, and the Corporation appears to no longer have any assets or operations; and

WHEREAS, there are currently outstanding 98,242,572 shares of common stock, par value \$.002 per share, and 200,000,000 common shares and no preferred shares are authorized to be issued by the Articles of Incorporation; and

WHEREAS, the Board of Directors has determined that it is in the best interests of the Corporation to effect a holding company reorganization, and in the process, effect a reverse stock split; and

WHEREAS, the order of the District Court requires that the Corporation hold a meeting of stockholders to inform them of the appointment of the custodian.

RESOLUTIONS

NOW THEREFORE, be it RESOLVED that the following person is hereby elected to hold the positions set forth below, to serve at the pleasure of the Board of Directors:

G. Reed Petersen — President, Chief Financial Officer and Secretary

FURTHER RESOLVED, that the Corporation issue 101,757,428 shares of Common Stock to Mr. Petersen, or his designee, in consideration for his payment of expenses and his services as custodian, with the contractual right to exchange those shares for a new series of

preferred stock denominated Series A Convertible Preferred Stock consisting of 1,000,000 shares, each share of which shall be convertible into twenty thousand shares of Common Stock and bear 200,000 voting rights per share, or in other words equivalent to 20,000,000,000 shares of Common Stock, with 200,000,000,000 voting rights in the aggregate, having the following terms, when the Corporation is able to amend its Articles of Incorporation, or upon the successful completion of the reorganization set forth below:

*1. **Creation of Series A Convertible Preferred Stock**. There is hereby created a series of preferred stock consisting of 1,000,000 shares and designated as the Series A Convertible Preferred Stock, having the voting powers, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below. No shares of Series A Convertible Preferred Stock may be issued in fractions of less than one whole share.*

*2. **Dividend Provisions**. The holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of any funds at the time legally available therefor, dividends at the same time and on a parity with holders of common stock, as if on the date immediately prior to the record date for such dividend, the Series A Convertible Preferred Stock had been converted into common stock at the Conversion Rate. Each share of Series A Convertible Preferred Stock shall rank on a parity with each other share of Series A Convertible Preferred Stock with respect to dividends.*

*3. **Redemption Provisions**. The Series A Convertible Preferred Stock is not redeemable.*

*4. **Liquidation Provisions**. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series A Convertible Preferred Stock shall be entitled to receive an amount at the same time and on a parity with holders of common stock, as if on the date immediately prior to the record date for such dividend, the Series A Convertible Preferred Stock had been converted into common stock at the Conversion Rate. A reorganization or any other consolidation or merger of the Corporation with or into any other corporation, or any other sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 4, and the Series A Convertible Preferred Stock shall be entitled only to (i) the right provided in any agreement of plan governing the reorganization or other consolidation, merger or sale of assets transaction, (ii) the rights contained in the Nevada Business Corporation Law and (iii) the rights contained in other Sections hereof.*

*5. **Conversion Provisions**. The holders of shares of Series A Convertible Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):*

*(a) **Right to Convert**.*

(1) Each share of Series A Convertible Preferred Stock (the "Preferred

Shares") shall be convertible, at the option of the holder thereof, into a number of shares of common stock of the Company at the initial conversion rate (the "Conversion Rate") defined below:

The initial Conversion Rate, subject to the adjustments described below, shall be twenty thousand (20,000) shares of common stock for each one share of Series A Convertible Preferred Stock.

Such conversion shall be effectuated by surrendering the Preferred Shares to be converted (with a copy, by facsimile or courier, to the Company) to the Company's registrar and transfer agent. The date on which such conversion is effected shall be the earlier of (i) such date of physical delivery to the registrar and transfer agent, or (ii) at the election of the holder, the date that the holder gives notice of such conversion by electronic or facsimile transmission to the registrar and transfer agent provided that physical delivery follows within five business days thereafter, and shall be referred to as the "Conversion Date."

(b) ***Adjustments to Conversion Rate****.*

(1) ***Reclassification, Exchange and Substitution****. If the common stock issuable on conversion of the Series A Convertible Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the holders of the Series A Convertible Preferred Stock shall, upon its conversion, be entitled to receive, in lieu of the common stock which the holders would have become entitled to receive but for such change, a number of shares of such other class or classes of stock that would have been subject to receipt by the holders if they had exercised their rights of conversion of the Series A Convertible Preferred Stock immediately before that change.*

(2) ***Reorganizations, Mergers, Consolidations or Sale of Assets****. If at any time there shall be a capital reorganization of the Corporation's common stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section (b) or merger of the Corporation into another corporation, or the sale of the Corporation's properties and assets as, or substantially as, an entirety to any other person), then, as a part of such reorganization, merger or sale, lawful provision shall be made so that the holders of the Series A Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Convertible Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, to which holders of the common stock deliverable upon conversion of the Series A Convertible Preferred Stock would have been entitled on such capital reorganization, merger or sale if the Series A Convertible Preferred Stock had been converted immediately before that capital reorganization, merger or sale to the end that the provisions of this paragraph (b)(3)*

(including adjustment of the Conversion Rate then in effect and number of shares purchasable upon conversion of the Series A Convertible Preferred Stock) shall be applicable after that event as nearly equivalently as may be practicable.

*(c) **No Impairment**. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provision of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Convertible Preferred Stock against impairment.*

*(d) **Certificate as to Adjustments**. Upon the occurrence of each adjustment or readjustment of the Conversion Rate for any shares of Series A Convertible Preferred Stock, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Convertible Preferred Stock effected thereby a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate at the time in effect, and (iii) the number of shares of common stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares of Series A Convertible Preferred Stock.*

*(e) **Notices of Record Date**. In the event of the establishment by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Series Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution and the amount and character of such dividend or distribution.*

*(f) **Reservation of Stock Issuable Upon Conversion**. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of common stock solely for the purpose of effecting the conversion of the shares of the Series A Convertible Preferred Stock such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series Preferred Stock; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall*

be sufficient for such purpose.

(g) __Notices__. Any notices required by the provisions of this Section 5 to be given to the holders of shares of Series A Convertible Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

6. __Voting Provisions__. In addition to such rights as are expressly provided or required by law, the Series A Convertible Preferred Stock shall vote as a class with the Common Stock. The holders of Series A Convertible Preferred Stock will have such number of voting rights per share as if such holder had converted its shares into Common Stock at the Conversion Rate in effect on the record date for the shareholder meeting or consent action, times ten (10).

FURTHER RESOLVED, that the Corporation call a special meeting of stockholders, with a record date and meeting date and time to be within the discretion of the officer of the Corporation; and

FURTHER RESOLVED, that the Corporation effect a holding company reorganization under Oklahoma law, pursuant to which it will form Canopus Interim, Inc. as an Oklahoma corporation, with CBIA, Inc. as an Oklahoma granddaughter subsidiary and with Canopus Merger, Inc. as an Oklahoma great-granddaughter, and thereupon shall enter into an Agreement of Merger pursuant to which it will merge with and into Canopus Interim, Inc., with that corporation to be the surviving corporation, and issue one new share of stock for share of Common Stock of the Corporation, except that the holder of the contractual right to receive the Series A Convertible Preferred Stock shall receive 1,000,000 shares (post split) of Series A Convertible Preferred Stock, each share of which shall be convertible into twenty thousand shares of new Common Stock but with 200,000 votes per share; and

RESOLVED, that Canopus Interim, Inc. shall then enter into an Agreement of Merger pursuant to which it will merge with and into Canopus Merger, Inc. under Section 1081.G of the Oklahoma General Corporation Act, with CBIA, Inc. to be the resulting holding corporation, and to issue one new share of CBIA, Inc. (OK) common stock for each outstanding common share of Canopus Interim, Inc.; and

FURTHER RESOLVED, that following such merger, that CBIA, Inc. be redomiciled into the state of Nevada by merger with an into a newly formed Nevada corporation, Capstone Biotech, Inc., and in connection therewith, effect a one-for-two reverse split of CBIA, Inc.'s common stock, all in accordance with an Agreement of Merger; and

FURTHER RESOLVED, that the officer of the Corporation be, and the same hereby is, authorized to commission an audit of the Corporation's financial statements, and to prepare and file a Registration Statement on Form 10 with the Securities and Exchange Commission; and

FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized to do or cause to be done, all such acts and things and to make, execute and deliver, or

cause to be made, executed and delivered, in the name of and on behalf of the Corporation all such agreements, instruments and certificates as such officer and officers may deem necessary, advisable or appropriate to effectuate or carry out the purpose and intent of the foregoing resolutions and to perform the obligations of the Corporation thereunder, such officer or officers' execution of the same to be conclusive evidence of the exercise of the discretionary authority herein conferred.

G. Reed Petersen

EXHIBIT 10

Filed in the Office of	Business Number C2391-1986
Barbara K. Cegavske	Filing Number 20211657754
Secretary of State	Filed On 8/3/2021 1:05:00 PM
State Of Nevada	Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment by Custodian

(PURSUANT TO NRS 78.347)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation Filed by Custodian (Pursuant to NRS 78.347)

1. Name of corporation:

Canopus Biopharma, Inc.

2. Any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian are disclosed as follows:

None.

3. Custodian Statement:

Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. I am continuing the business and attempting to further the interests of the shareholders. I will reinstate or maintain the corporate charter.

4. Custodian Signature:

G. Reed Petersen

Name of Custodian

X [signature]

Authorized Signature of Custodian

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT 11

RESOLUTIONS
OF
THE MAJORITY SHAREHOLDER
OF
CANOPUS BIOPHARMA, INC.
A Nevada Corporation

Pursuant to the authority of §78.320 of the Nevada Revised Statutes, the undersigned, as the holder of a majority of the voting rights of the Corporation, adopts the following recitals and resolutions as of August 5, 2021.

RECITALS

WHEREAS, the Corporation has outstanding 200,000,000 shares of Common Stock; and

WHEREAS, by virtue of the undersigned's ownership of 101,757,428 shares of the Common Stock of the Corporation, he holds more than 50%, or more than a majority, of the Corporation's voting rights; and

WHEREAS, the Board of Directors adopted the following resolutions on July 30, 2021:

FURTHER RESOLVED, that the Corporation effect a holding company reorganization under Oklahoma law, pursuant to which it will form Canopus Interim, Inc. as an Oklahoma corporation, with CBIA, Inc. as an Oklahoma granddaughter subsidiary and with Canopus Merger, Inc. as an Oklahoma great-granddaughter, and thereupon shall enter into an Agreement of Merger pursuant to which it will merge with and into Canopus Interim, Inc., with that corporation to be the surviving corporation, and issue one new share of stock for share of Common Stock of the Corporation, except that the holder of the contractual right to receive the Series A Convertible Preferred Stock shall receive 1,000,000 shares (post split) of Series A Convertible Preferred Stock, each share of which shall be convertible into twenty thousand shares of new Common Stock but with 200,000 votes per share; and

FURTHER RESOLVED, that Canopus Interim, Inc. shall then enter into an Agreement of Merger pursuant to which it will merge with and into Canopus Merger, Inc. under Section 1081.G of the Oklahoma General Corporation Act, with CBIA, Inc. to be the resulting holding corporation, and to issue one new share of CBIA, Inc. (OK) common stock for each outstanding common share of Canopus Interim, Inc.; and

FURTHER RESOLVED, that following such merger, that CBIA, Inc. be redomiciled into the state of Nevada by merger with an into a newly formed Nevada corporation, Capstone

Biotech, Inc., and in connection therewith, effect a one-for-two reverse split of CBIA, Inc.'s common stock, all in accordance with an Agreement of Merger;

NOW THEREFORE, be it RESOLVED, that the undersigned approves the above resolutions and the corporate transactions therein stated, as of the date first above written.

Grant R. Petersen, trustee of the G. Reed
Petersen Revocable Trust UAD 04/06/20

EXHIBIT 12

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF INCORPORATION

WHEREAS, *the Certificate of Incorporation of*

CANOPUS INTERIM, INC.

has been filed in the office of the Secretary of State as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, *the undersigned, Secretary of State of the State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this certificate evidencing such filing.*

IN TESTIMONY WHEREOF, I *hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.*

GREAT SEAL OF THE STATE OF OKLAHOMA 1907

Filed in the city of Oklahoma City this 2nd day of August, 2021.

Secretary of State

OKLAHOMA Secretary of State Electronic Filing

CERTIFICATE OF INCORPORATION
DOMESTIC FOR PROFIT BUSINESS CORPORATION
Document Number: 50504830002 Submit Date: 8/2/2021

CORPORATION NAME

The name of the corporation is:
CANOPUS INTERIM, INC.

PURPOSE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the general corporation law of Oklahoma.

FUTURE EFFECTIVE DATE

Effective Date:
Same as filing date.

DURATION

Perpetual

REGISTERED AGENT AND REGISTERED OFFICE ADDRESS

Agent Name
REGISTERED AGENTS INC.
Address
3030 NORTHWEST EXPRESSWAY, 200B
OKLAHOMA CITY, OK 73112 USA

STOCK INFORMATION

Stock Type	Shares	Par Value	Series
Common (Voting)	480000000	$0.000010	
Preferred (Voting)	19000000	$0.000010	
Convertible Preferred (Voting)	1000000	$0.000010	A

Total Authorized Capital
$5,000.00

INCORPORATOR INFORMATION

Name	Title
G. REED PETERSEN	Incorporator

Address
3625 COVE POINT DRIVE
SALT LAKE CITY, UT 84109 USA

DIRECTOR INFORMATION

ATTACHMENTS

File Label	File Name and Path
additional provisions	4863974-1.pdf

SIGNATURE

I hereby certify that the information provided on this form is true and correct to the best of my knowledge and by attaching the signature I agree and understand that the typed electronic signature shall have the same legal effect as an original signature and is being accepted as my original signature pursuant to the Oklahoma Uniform Electronic Transactions Act, Title 12A Okla. Statutes Section 15-101, et seq.

Dated - 8/2/2021

Corporation Name	Signature Name	Title
	G. REED PETERSEN	

[End Of Image]

Article 7

7.1. Authorized Shares. The number of authorized shares which the corporation shall have authority to issue is 480,000,000 shares of common stock and 20,000,000 shares of preferred stock, all par value $.000100, including 1,000,000 shares of Series A Convertible Preferred Stock. The preferred stock may be issued in one or more series, and with such voting powers, designations, limitations, restrictions and relative rights as may be established by resolution of the Board of Directors acting pursuant to §1032(A) of the Oklahoma General Corporation Act.

Article 8

8.1 Indemnification. Every person who was or is a party or is threatened to be a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director, officer, employee, agent or other person of the corporation, or is or was serving at the request of the corporation or for its benefit as a director, officer employee or other person of another corporation, partnership, joint venture, trust or enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the §1031 of the Oklahoma General Corporation Act, or as it may be amended or recodified from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers, employees, agents or other persons may have or hereafter acquire and, without limiting the generality of such statement they shall be entitled to their respective rights or indemnification under any bylaw, agreement, vote of stockholders, provisions of law or otherwise, as well as their rights under this Article.

8.2 Bylaws and Insurance. Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification permitted by the law of the State of Oklahoma and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, agent or other person of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, agent or other person of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status whether or not the corporation would have the power to indemnify such person.

Article 9

A director of officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (a) acts or omissions which involve intentional misconduct, fraud or knowing violation of law or (b) the unlawful payment of dividends. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of the director or officer of the corporation for acts or omissions prior to such repeal or modification.

Article 10

10.1. No Disqualification. A director or officer of the corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise.

10.2. Interested Transactions. No transaction, contract or act of the corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer of any corporation is a member of any firm, a shareholder, director or officer of the corporation or trustee or beneficiary of any trust that is in any way interested in such transaction, contract or act. No director or officer shall be accountable or responsible to the corporation for or in respect to any transaction, contract or act of the corporation for any gain or profit directly or indirectly realized by him by reason of the fact that he or any firm in which he is a member or any corporation of which he is a trustee, or beneficiary, is interested in such transaction, contract, or act; provided the fact that such director or officer or such firm, corporation or trust is so interested shall have been disclosed or shall have been known to the members of the Board of Directors as shall be present at any meeting at which action upon such contract, transaction or act shall have been taken. Any director may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize or take action in respect to any such contract, transaction or act, and may vote thereat to authorize, ratify or approve any such contract, transaction or act, and any officer of the corporation may take any action within the scope of his authority, respecting such contract, transaction or act, and any officer of the corporation of which he is a shareholder, director or officer, or any trust of which he is a trustee or beneficiary, were not interested in such transaction, contract or act. Without limiting or qualifying the foregoing, if in any judicial other inquiry, suit, cause or proceeding, the question of whether a director or officer of the corporation has acted in good faith is material, and notwithstanding any statute or rule of law or equity to the contrary (if any there be), his good faith shall be presumed in the absence of proof to the contrary by clear and convincing evidence.

EXHIBIT 13

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF INCORPORATION

WHEREAS, *the Certificate of Incorporation of*

CBIA, INC.

has been filed in the office of the Secretary of State as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, *the undersigned, Secretary of State of the State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this certificate evidencing such filing.*

IN TESTIMONY WHEREOF, I *hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.*

GREAT SEAL OF THE STATE OF OKLAHOMA 1907

Filed in the city of Oklahoma City this 2nd day of August, 2021.

Secretary of State

FILED - Oklahoma Secretary of State #1912992793 08/02/2021

OKLAHOMA Secretary of State Electronic Filing

CERTIFICATE OF INCORPORATION
DOMESTIC FOR PROFIT BUSINESS CORPORATION
Document Number: 50504830004 Submit Date: 8/2/2021

CORPORATION NAME

The name of the corporation is:
CBIA, INC.

PURPOSE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the general corporation law of Oklahoma.

FUTURE EFFECTIVE DATE

Effective Date:
Same as filing date.

DURATION

Perpetual

REGISTERED AGENT AND REGISTERED OFFICE ADDRESS

Agent Name
REGISTERED AGENTS INC.
Address
3030 NORTHWEST EXPRESSWAY, 200B
OKLAHOMA CITY, OK 73112 USA

STOCK INFORMATION

Stock Type	Shares	Par Value	Series
Common (Voting)	480000000	$0.000010	
Preferred (Voting)	19000000	$0.000010	
Convertible Preferred (Voting)	1000000	$0.000010	A

Total Authorized Capital
$5,000.00

INCORPORATOR INFORMATION

Name	Title
G. REED PETERSEN	Incorporator

Address
3625 COVE POINT DRIVE
SALT LAKE CITY, UT 84109 USA

DIRECTOR INFORMATION

ATTACHMENTS

File Label	File Name and Path
additional provisions	4863987-1.pdf

SIGNATURE

I hereby certify that the information provided on this form is true and correct to the best of my knowledge and by attaching the signature I agree and understand that the typed electronic signature shall have the same legal effect as an original signature and is being accepted as my original signature pursuant to the Oklahoma Uniform Electronic Transactions Act, Title 12A Okla. Statutes Section 15-101, et seq.

Dated - 8/2/2021

Corporation Name	Signature Name	Title
	G. REED PETERSEN	

[End Of Image]

Article 7

7.1. <u>Authorized Shares.</u> The number of authorized shares which the corporation shall have authority to issue is 480,000,000 shares of common stock and 20,000,000 shares of preferred stock, all par value $.000100, including 1,000,000 shares of Series A Convertible Preferred Stock. The preferred stock may be issued in one or more series, and with such voting powers, designations, limitations, restrictions and relative rights as may be established by resolution of the Board of Directors acting pursuant to §1032(A) of the Oklahoma General Corporation Act.

Article 8

8.1 <u>Indemnification</u>. Every person who was or is a party or is threatened to be a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director, officer, employee, agent or other person of the corporation, or is or was serving at the request of the corporation or for its benefit as a director, officer employee or other person of another corporation, partnership, joint venture, trust or enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the §1031 of the Oklahoma General Corporation Act, or as it may be amended or recodified from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers, employees, agents or other persons may have or hereafter acquire and, without limiting the generality of such statement they shall be entitled to their respective rights or indemnification under any bylaw, agreement, vote of stockholders, provisions of law or otherwise, as well as their rights under this Article.

8.2 <u>Bylaws and Insurance</u>. Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification permitted by the law of the State of Oklahoma and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, agent or other person of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, agent or other person of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status whether or not the corporation would have the power to indemnify such person.

Article 9

A director of officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (a) acts or omissions which involve intentional misconduct, fraud or knowing violation of law or (b) the unlawful payment of dividends. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of the director or officer of the corporation for acts or omissions prior to such repeal or modification.

Article 10

10.1. No Disqualification. A director or officer of the corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise.

10.2. Interested Transactions. No transaction, contract or act of the corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer of any corporation is a member of any firm, a shareholder, director or officer of the corporation or trustee or beneficiary of any trust that is in any way interested in such transaction, contract or act. No director or officer shall be accountable or responsible to the corporation for or in respect to any transaction, contract or act of the corporation for any gain or profit directly or indirectly realized by him by reason of the fact that he or any firm in which he is a member or any corporation of which he is a trustee, or beneficiary, is interested in such transaction, contract, or act; provided the fact that such director or officer or such firm, corporation or trust is so interested shall have been disclosed or shall have been known to the members of the Board of Directors as shall be present at any meeting at which action upon such contract, transaction or act shall have been taken. Any director may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize or take action in respect to any such contract, transaction or act, and may vote thereat to authorize, ratify or approve any such contract, transaction or act, and any officer of the corporation may take any action within the scope of his authority, respecting such contract, transaction or act, and any officer of the corporation of which he is a shareholder, director or officer, or any trust of which he is a trustee or beneficiary, were not interested in such transaction, contract or act. Without limiting or qualifying the foregoing, if in any judicial other inquiry, suit, cause or proceeding, the question of whether a director or officer of the corporation has acted in good faith is material, and notwithstanding any statute or rule of law or equity to the contrary (if any there be), his good faith shall be presumed in the absence of proof to the contrary by clear and convincing evidence.

EXHIBIT 14

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF INCORPORATION

WHEREAS, *the Certificate of Incorporation of*

CANOPUS MERGER, INC.

has been filed in the office of the Secretary of State as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, *the undersigned, Secretary of State of the State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this certificate evidencing such filing.*

IN TESTIMONY WHEREOF, I *hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.*

Filed in the city of Oklahoma City this 2nd day of August, 2021.

Secretary of State

OKLAHOMA Secretary of State Electronic Filing

CERTIFICATE OF INCORPORATION
DOMESTIC FOR PROFIT BUSINESS CORPORATION
Document Number: 50504830003 Submit Date: 8/2/2021

CORPORATION NAME

The name of the corporation is:
CANOPUS MERGER, INC.

PURPOSE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the general corporation law of Oklahoma.

FUTURE EFFECTIVE DATE

Effective Date:
Same as filing date.

DURATION

Perpetual

REGISTERED AGENT AND REGISTERED OFFICE ADDRESS

Agent Name
REGISTERED AGENTS INC.
Address
3030 NORTHWEST EXPRESSWAY, 200B
OKLAHOMA CITY, OK 73112 USA

STOCK INFORMATION

Stock Type	Shares	Par Value	Series
Common (Voting)	480000000	$0.000010	
Preferred (Voting)	19000000	$0.000010	
Convertible Preferred (Voting)	1000000	$0.000010	A

Total Authorized Capital
$5,000.00

INCORPORATOR INFORMATION

Name	Title
G. REED PETERSEN	Incorporator

Address
3625 COVE POINT DRIVE
SALT LAKE CITY, UT 84109 USA

DIRECTOR INFORMATION

ATTACHMENTS

File Label	File Name and Path
additional provisions	4863981-1.pdf

SIGNATURE

I hereby certify that the information provided on this form is true and correct to the best of my knowledge and by attaching the signature I agree and understand that the typed electronic signature shall have the same legal effect as an original signature and is being accepted as my original signature pursuant to the Oklahoma Uniform Electronic Transactions Act, Title 12A Okla. Statutes Section 15-101, et seq.

Dated - 8/2/2021

Corporation Name	Signature Name	Title
	G. REED PETERSEN	

[End Of Image]

Article 7

7.1. Authorized Shares. The number of authorized shares which the corporation shall have authority to issue is 480,000,000 shares of common stock and 20,000,000 shares of preferred stock, all par value $.000100, including 1,000,000 shares of Series A Convertible Preferred Stock. The preferred stock may be issued in one or more series, and with such voting powers, designations, limitations, restrictions and relative rights as may be established by resolution of the Board of Directors acting pursuant to §1032(A) of the Oklahoma General Corporation Act.

Article 8

8.1 Indemnification. Every person who was or is a party or is threatened to be a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director, officer, employee, agent or other person of the corporation, or is or was serving at the request of the corporation or for its benefit as a director, officer employee or other person of another corporation, partnership, joint venture, trust or enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the §1031 of the Oklahoma General Corporation Act, or as it may be amended or recodified from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers, employees, agents or other persons may have or hereafter acquire and, without limiting the generality of such statement they shall be entitled to their respective rights or indemnification under any bylaw, agreement, vote of stockholders, provisions of law or otherwise, as well as their rights under this Article.

8.2 Bylaws and Insurance. Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification permitted by the law of the State of Oklahoma and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, agent or other person of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, agent or other person of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status whether or not the corporation would have the power to indemnify such person.

Article 9

A director of officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (a) acts or omissions which involve intentional misconduct, fraud or knowing violation of law or (b) the unlawful payment of dividends. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of the director or officer of the corporation for acts or omissions prior to such repeal or modification.

Article 10

10.1. No Disqualification. A director or officer of the corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise.

10.2. Interested Transactions. No transaction, contract or act of the corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer of any corporation is a member of any firm, a shareholder, director or officer of the corporation or trustee or beneficiary of any trust that is in any way interested in such transaction, contract or act. No director or officer shall be accountable or responsible to the corporation for or in respect to any transaction, contract or act of the corporation for any gain or profit directly or indirectly realized by him by reason of the fact that he or any firm in which he is a member or any corporation of which he is a trustee, or beneficiary, is interested in such transaction, contract, or act; provided the fact that such director or officer or such firm, corporation or trust is so interested shall have been disclosed or shall have been known to the members of the Board of Directors as shall be present at any meeting at which action upon such contract, transaction or act shall have been taken. Any director may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize or take action in respect to any such contract, transaction or act, and may vote thereat to authorize, ratify or approve any such contract, transaction or act, and any officer of the corporation may take any action within the scope of his authority, respecting such contract, transaction or act, and any officer of the corporation of which he is a shareholder, director or officer, or any trust of which he is a trustee or beneficiary, were not interested in such transaction, contract or act. Without limiting or qualifying the foregoing, if in any judicial other inquiry, suit, cause or proceeding, the question of whether a director or officer of the corporation has acted in good faith is material, and notwithstanding any statute or rule of law or equity to the contrary (if any there be), his good faith shall be presumed in the absence of proof to the contrary by clear and convincing evidence.

SECRETARY OF STATE

EXHIBIT 15

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

Capstone Biotech, Inc.

Nevada Business Identification # NV20212203381
Expiration Date: 08/31/2022

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 08/17/2021.

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B202108171918322
You may verify this certificate online at http://www.nvsos.gov

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E16846432021-1
Barbara K. Cegavske	Filing Number 20211684642
Secretary of State	Filed On 08/17/2021 10:17:11 AM
State Of Nevada	Number of Pages 11

Formation - Profit Corporation

☑ NRS 78 - Articles of Incorporation Profit Corporation ☐ NRS 80 - Foreign Corporation ☐ NRS 89 - Articles of Incorporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of closed corporation MUST appear in the below heading)

Articles of Formation of ______________________ a close corporation (NRS 78A)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)

Capstone Biotech, Inc.

2. Registered Agent for Service of Process: (Check only one box)

☐ Commercial Registered Agent (name only below) ☑ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

Registered Agents Inc.
Name of Registered Agent OR Title of Office or Position with Entity

Street Address	City	State	Zip Code
401 Ryland St. STE-200-A	Reno	Nevada	89502

Mailing Address (If different from street address)	City	State	Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors ☐ Yes OR ☑ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

	Name	Address	City	State	Zip Code
1)	G. Reed Petersen	3625 Cove Point Drive	Salt Lake City	UT	84109
2)	G. Reed Petersen	3625 Cove Point Drive	Salt Lake City	UT	84109
3)	G. Reed Petersen	3625 Cove Point Drive	Salt Lake City	UT	84109

5. Jurisdiction of Incorporation: (NRS 80 only)

5a. Jurisdiction of incorporation:

5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. Yes ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	The purpose of the corporation is to engage in any lawful activity.
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Number of common shares with Par value: 480000000.0 Par value: $ .00001 Number of preferred shares with Par value: 20000000.0 Par value: $ 0.00001 Number of shares with no par value: 0 If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of the Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** Name: G. Reed Petersen — Country: United States Address: 3625 Cove Point Drive — City: Salt Lake City — State: UT — Zip/Postal Code: 84109 X G. Reed Petersen (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:

(attach additional page(s) if necessary)

Filed in the Office of	Business Number E16846432021-1
Barbara K. Cegavske	Filing Number 20211684642
Secretary of State State Of Nevada	Filed On 08/17/2021 10:17:11 AM
	Number of Pages 11

Attachment to Articles of Incorporation of Capstone Biotech, Inc.

Article 3

3.1. **Authorized Shares.** The number of authorized shares is 480,000,000 shares of common stock and 20,000,000 shares of preferred stock, all par value $.00001. The preferred stock may be issued in one or more series, and with such voting powers, designations, limitations, restrictions and relative rights as may be established by resolution of the Board of Directors acting pursuant to Section 78.1955 of the Nevada General Corporation Law.

3.2. **Creation of Series A Convertible Preferred Stock**. There is hereby created a series of preferred stock consisting of 1,000,000 shares and designated as the Series A Convertible Preferred Stock, having the voting powers, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below.

3.2.1. **Fractional Shares.** No shares of Series A Convertible Preferred Stock may be issued in fractions of less than one whole share.

3.2.2. **Dividend Provisions.** The holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of any funds at the time legally available therefor, dividends at the same time and on a parity with holders of common stock, as if on the date immediately prior to the record date for such dividend, the Series A Convertible Preferred Stock had been converted into common stock at the Conversion Rate. Each share of Series A Convertible Preferred Stock shall rank on a parity with each other share of Series A Convertible Preferred Stock with respect to dividends.

3.2.3. **Redemption Provisions.** The Series A Convertible Preferred Stock is not redeemable.

3.2.4. **Liquidation Provisions.** In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series A Convertible Preferred Stock shall be entitled to

receive an amount at the same time and on a parity with holders of common stock, as if on the date immediately prior to the record date for such dividend, the Series A Convertible Preferred Stock had been converted into common stock at the Conversion Rate. A reorganization or any other consolidation or merger of the Corporation with or into any other corporation, or any other sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 4, and the Series A Convertible Preferred Stock shall be entitled only to (i) the right provided in any agreement of plan governing the reorganization or other consolidation, merger or sale of assets transaction, (ii) the rights contained in the Wyoming Business Corporation Act and (iii) the rights contained in other Sections hereof.

3.2.5. **Conversion Provisions.** The holders of shares of Series A Convertible Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

(a) **Right to Convert**.

(1) Each share of Series A Convertible Preferred Stock (the "Preferred Shares") shall be convertible, at the option of the holder thereof, into a number of shares of common stock of the Company at the initial conversion rate (the "Conversion Rate") defined below:

The initial Conversion Rate, subject to the adjustments described below, shall be ten thousand (10,000) shares of common stock for each one share of Series A Convertible Preferred Stock.

Such conversion shall be effectuated by surrendering the Preferred Shares to be converted (with a copy, by facsimile or courier, to the Company) to the Company's registrar and transfer agent. The date on which such conversion is effected shall be the earlier of (i) such date of physical delivery to the registrar and transfer agent, or (ii) at the election of the holder, the date that the holder gives notice of such conversion by electronic or facsimile transmission to the registrar and transfer agent provided that physical delivery follows within five business days thereafter, and shall be referred to as the "Conversion Date."

(b) **Adjustments to Conversion Rate**.

(1) **Reclassification, Exchange and Substitution**. If the common stock issuable on conversion of the Series A Convertible Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the holders of the Series A Convertible Preferred Stock shall, upon its conversion, be entitled to receive, in lieu of the common stock which the holders would have become entitled to receive but for such change, a number of shares of such other class or classes of stock that would have been subject to receipt by the holders if they had exercised their rights of conversion of the Series A Convertible Preferred Stock immediately before that change.

(2) **Reorganizations, Mergers, Consolidations or Sale of Assets**. If at any time there shall be a capital reorganization of the Corporation's common stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section (b) or merger of the Corporation into another corporation, or the sale of the Corporation's properties and assets as, or substantially as, an entirety to any other person), then, as a part of such reorganization, merger or sale, lawful provision shall be made so that the holders of the Series A Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Convertible Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, to which holders of the common stock deliverable upon conversion of the Series A Convertible Preferred Stock would have been entitled on such capital reorganization, merger or sale if the Series A Convertible Preferred Stock had been converted immediately before that capital reorganization, merger or sale to the end that the provisions of this paragraph (b)(3) (including adjustment of the Conversion Rate then in effect and number of shares purchasable upon conversion of the Series A Convertible Preferred Stock) shall be applicable after that event

as nearly equivalently as may be practicable.

(c) **No Impairment**. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provision of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Convertible Preferred Stock against impairment.

(d) **Certificate as to Adjustments**. Upon the occurrence of each adjustment or readjustment of the Conversion Rate for any shares of Series A Convertible Preferred Stock, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Convertible Preferred Stock effected thereby a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Rate at the time in effect, and (iii) the number of shares of common stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares of Series A Convertible Preferred Stock.

(e) **Notices of Record Date**. In the event of the establishment by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Series Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution and the amount and character

of such dividend or distribution.

(f) **Reservation of Stock Issuable Upon Conversion**. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of common stock solely for the purpose of effecting the conversion of the shares of the Series A Convertible Preferred Stock such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series Preferred Stock; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

(g) **Notices**. Any notices required by the provisions of this Section 5 to be given to the holders of shares of Series A Convertible Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

3.2.6. **Voting Provisions**. In addition to such rights as are expressly provided or required by law, the Series A Convertible Preferred Stock shall vote as a class with the Common Stock. The holders of Series A Convertible Preferred Stock will have such number of voting rights per share as if such holder had converted its shares into Common Stock at the Conversion Rate in effect on the record date for the shareholder meeting or consent action, times ten (10).

Article 5

The purpose for which the corporation is formed is to engage in any lawful activity.

Article 8

No capital stock issued by the corporation shall be assessable following payment of the subscription price or par value therefor.

Article 9

Every person who was or is a party or is threatened to be a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director, officer, employee, agent or other person of the corporation, or is or was serving at the request of the corporation or for its benefit as a director, officer employee or other person of another corporation, partnership, joint venture, trust or enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada as it may be amended from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers, employees, agents or other persons may have or hereafter acquire and, without limiting the generality of such statement they shall be entitled to their respective rights or indemnification under any bylaw, agreement, vote of stockholders, provisions of law or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, agent or other person of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, agent or other person of another

corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status whether or not the corporation would have the power to indemnify such person.

Article 10

A director of officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or knowing violation of law or (ii) the unlawful payment of dividends. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of the director or officer of the corporation for acts or omissions prior to such repeal or modification.

Article 11

A director or officer of the corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise.

No transaction, contract or act of the corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer of any corporation is a member of any firm, a shareholder, director or officer of the corporation or trustee or beneficiary of any trust that is in any way interested in such transaction, contract or act. No director or officer shall be accountable or responsible to the corporation for or in respect to any transaction, contract or act of the corporation for any gain or profit directly or indirectly realized by him by reason of the fact that he or any firm in which he is a member or any corporation of which he is a trustee, or beneficiary, is interested in such transaction, contract, or act; provided the fact that such director or officer or such firm, corporation or trust is so interested shall have been disclosed or shall have been known to the members of the Board of Directors as shall be present at any meeting at which action upon such contract, transaction or act shall have been taken. Any director may be counted in determining the existence of a quorum at any meeting of the Board of Directors

which shall authorize or take action in respect to any such cotract, transaction or act, and may vote thereat to authorize, ratify or approve any such contract, transaction or act, and any officer of the corporation may take any action within the scope of his authority, respecting such contract, transaction or act, and any officer of the corporation of which he is a shareholder, director or officer, or any trust of which he is a trustee or beneficiary, were not interested in such transaction, contract or act. Without limiting or qualifying the foregoing, if in any judicial other inquiry, suit, cause or proceeding, the question of whether a director or officer of the corporation has acted in good faith is material, and notwithstanding any statute or rule of law or equity to the contrary (if any there be), his good faith shall be presumed in the absence of proof to the contrary by clear and convincing evidence.

EXHIBIT 16

RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF CANOPUS INTERIM, INC.

The undersigned, constituting the sole Director of the Corporation acting pursuant to the authority of Section 18-1027.F.1 of the Oklahoma General Corporation Act, hereby consents to take the following actions and adopts the following recitals and resolutions effective as of August 2, 2021.

RESOLVED, that the following individual be, and the same hereby is, elected to the office indicated after his name:

G. Reed Petersen	President and Secretary-Treasurer

<u>BYLAWS</u>

WHEREAS, the shareholders of this Corporation have not yet adopted Bylaws; and

WHEREAS, there has been presented to the Directors a form of Bylaws; and

WHEREAS, it is deemed to be in the best interests of this Corporation and its shareholders that said Bylaws be adopted by this Board of Directors as the Bylaws of this Corporation; and

NOW, THEREFORE, BE IT RESOLVED, that Bylaws in the form presented to the Directors are adopted and approved as the Bylaws of this Corporation until amended or repealed in accordance with applicable law;

RESOLVED FURTHER, that the Secretary-Treasurer of this Corporation is authorized and directed to execute a certificate of adoption of said Bylaws and to enter said Bylaws as so certified in the Minute Book of this Corporation.

<u>SHARE CERTIFICATE</u>

RESOLVED, that the form of share certificate presented to this Board be and the same hereby is approved and adopted as the share certificate of this Corporation.

<u>ACCOUNTING YEAR</u>

RESOLVED, that this Corporation adopt an accounting year ending December 31.

<u>INCORPORATION EXPENSES</u>

RESOLVED, that the officers of this Corporation be and they hereby are, authorized and

directed to pay the expense of the incorporation and organization of this Corporation.

BANK RESOLUTION

RESOLVED, that the officers of this Corporation are authorized to open bank accounts as they deem appropriate at such bank or banks as they deem appropriate; and

RESOLVED FURTHER, that the standard form of resolutions of such bank setting forth the authorized signatures presented to the Directors and attached to these resolutions are hereby adopted as if set forth fully herein and that any one of the officers shall be an endorser on such bank accounts.

ACCEPTANCE OF SUBSCRIPTIONS

RESOLVED, that the Corporation issue 1,000 shares of the common stock of the Corporation to Canopus Biopharma, Inc., a Nevada corporation, in consideration of the payment of the incorporation costs; and

RESOLVED FURTHER, that all such shares of stock shall be evidenced by a certificate or certificates which shall have placed predominately thereon an appropriate restrictive legend.

INCORPORATION OF CBIA, INC.

RESOLVED, that the incorporation of CBIA, Inc. as a wholly-owned Oklahoma subsidiary of the Corporation, is hereby ratified and approved in all respects.

MERGER WITH CANOPUS BIOPHARMA, INC.

RESOLVED, that the Corporation shall enter into an agreement of merger pursuant to which it will merge with its parent, Canopus Biopharma, Inc., a Nevada corporation, with the Corporation to be the surviving corporation, and pursuant thereto, the Corporation shall issue one share of common stock for each outstanding share of Common Stock of Canopus Biopharma, Inc., and, in the case of that corporation's 101,757,428 shares issued to G. Reed Petersen with contractual rights to receive 1,000,000 outstanding shares of its Series A Convertible Preferred Stock, such holder shall be issued 101,757,428 shares of new Common Stock and the contractual right to exchange such 101,757,428 shares into preferred stock each convertible into 20,000,000 shares of new Common Stock but with 200,000,000 votes per share, all as set forth in the agreement of merger set forth in the attached Certificate of Merger.

MERGER WITH CANOPUS MERGER, INC.

RESOLVED, that following the above merger, the Corporation shall enter into an agreement of merger pursuant to which it will merge with and into Canopus Merger, Inc. under Section 1081.G of the Oklahoma General Corporation Act, with Canopus Merger, Inc.to be the surviving corporation, as set forth in the agreement of merger set forth in the attached Agreement of Merger.

MISCELLANEOUS

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized to do or cause to be done, all such acts and things and to make, execute and deliver, or cause to be made, executed and delivered, in the name of and on behalf of the Corporation all such agreements, instruments and certificates as such officer and officers may deem necessary, advisable or appropriate to effectuate or carry out the purpose and intent of the foregoing resolutions and to perform the obligations of the Corporation thereunder, such officer or officers' execution of the same to be conclusive evidence of the exercise of the discretionary authority herein conferred.

I direct that this Consent be filed with the minutes of the proceedings of the Board of Directors of the Corporation.

G. Reed Petersen

The undersigned, as the holder of all of the 1,000 outstanding shares of the Corporation, consents to the merger with Canopus Biopharma, Inc., a Nevada corporation, and the subsequent merger with Canopus Merger, Inc. as of the date written above, and to the agreements of merger, as of the date written above.

CANOPUS BIOPHARMA, INC.

G. Reed Petersen, President

EXHIBIT 17

RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS OF
CBIA INC.
an Oklahoma corporation

The undersigned, constituting all of the Directors of the Corporation acting pursuant to the authority of Section 18-1027.F.1 of the Oklahoma General Corporation Act, hereby consent to take the following actions and adopt the following recitals and resolutions effective as of August 2, 2021.

RESOLVED, that the following individual be, and the same hereby is, elected to the office indicated after his name:

G. Reed Petersen	President and Secretary-Treasurer

<u>BYLAWS</u>

WHEREAS, the shareholders of this Corporation have not yet adopted Bylaws; and

WHEREAS, there has been presented to the Directors a form of Bylaws; and

WHEREAS, it is deemed to be in the best interests of this Corporation and its shareholders that said Bylaws be adopted by this Board of Directors as the Bylaws of this Corporation; and

NOW, THEREFORE, BE IT RESOLVED, that Bylaws in the form presented to the Directors are adopted and approved as the Bylaws of this Corporation until amended or repealed in accordance with applicable law;

RESOLVED FURTHER, that the Secretary-Treasurer of this Corporation is authorized and directed to execute a certificate of adoption of said Bylaws and to enter said Bylaws as so certified in the Minute Book of this Corporation.

<u>SHARE CERTIFICATE</u>

RESOLVED, that the form of share certificate presented to this Board be and the same hereby is approved and adopted as the share certificate of this Corporation.

<u>ACCOUNTING YEAR</u>

RESOLVED, that this Corporation adopt an accounting year ending December 31.

INCORPORATION EXPENSES

RESOLVED, that the officers of this Corporation be and they hereby are, authorized and directed to pay the expense of the incorporation and organization of this Corporation.

BANK RESOLUTION

RESOLVED, that the officers of this Corporation are authorized to open bank accounts as they deem appropriate at such bank or banks as they deem appropriate; and

RESOLVED FURTHER, that the standard form of resolutions of such bank setting forth the authorized signatures presented to the Directors and attached to these resolutions are hereby adopted as if set forth fully herein and that any one of the officers shall be an endorser on such bank accounts.

ACCEPTANCE OF SUBSCRIPTIONS

RESOLVED, that the Corporation issue 1,000 shares of the common stock of the Corporation to Canopus Interim, Inc., an Oklahoma corporation ("Interim"), in consideration of the payment of incorporation costs, and that all such shares of stock shall be evidenced by a certificate or certificates which shall have placed predominately thereon an appropriate restrictive legend; and

INCORPORATION OF CANOPUS MERGER, INC. AND CAPSTONE BIOTECH, INC.

RESOLVED, that the incorporation of Canopus Merger, Inc. as a wholly-owned Oklahoma subsidiary of the Corporation, is hereby ratified and approved in all respects; and

FURTHER RESOLVED, that the Corporation organize a corporation under the laws of the State of Nevada under the name Capstone Biotech, Inc. ("Capstone")

HOLDING COMPANY REORGANIZATION AND REDOMICILE

RESOLVED, that the Corporation, as the holding company resulting from a reorganization under Section 1081.G of the Oklahoma General Corporation Act, shall issue one new share of Common Stock to each holder of one share of Interim; provided, that the Corporation shall amend its Certificate of Incorporation to provide for the issuance of Series A Convertible Preferred Stock, and thereafter, those holders of Common Stock who have the right to exchange their 10,000,000 shares of Interim Common Stock into preferred stock, shall have the right to exchange such shares into 1,000,000 shares of the Series A Convertible Preferred Stock of the Corporation authorized thereby, each such preferred share to be convertible into 20,000 shares of common stock and with the voting rights of 200,000 votes per share; and

FURTHER RESOLVED, that following the completion of the holding company reorganization, the Corporation merge with and into Capstone, in accordance with an Agreement of Merger, pursuant to which each two shares of the Corporation's common stock shall be converted into one new share of Capstone common stock, and each share of the Corporation's Series A Convertible Preferred Stock be converted into one new shares of Capstone's Series A Convertible Preferred Stock, each share of which shall be convertible into 10,000 shares of Capstone common stock but with 100,000 votes per share.

MISCELLANEOUS

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized to do or cause to be done, all such acts and things and to make, execute and deliver, or cause to be made, executed and delivered, in the name of and on behalf of the Corporation all such agreements, instruments and certificates as such officer and officers may deem necessary, advisable or appropriate to effectuate or carry out the purpose and intent of the foregoing resolutions and to perform the obligations of the Corporation thereunder, such officer or officers' execution of the same to be conclusive evidence of the exercise of the discretionary authority herein conferred.

I direct that this Consent be filed with the minutes of the proceedings of the Board of Directors of the Corporation.

G. Reed Petersen

The undersigned, as the holder of all of the 1,000 outstanding shares of the Corporation, consents to the holding company reorganization, all as of the date written above, and to the agreements of merger, as of the date written above.

CANOPUS INTERIM, INC.

G. Reed Petersen, President

EXHIBIT 18

RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS OF
CANOPUS MERGER, INC.
an Oklahoma Corporation

The undersigned, constituting all of the Directors of the Corporation acting pursuant to the authority of Section 18-1027.F.1 of the Oklahoma General Corporation Act, hereby consent to take the following actions and adopt the following recitals and resolutions effective as of August 2, 2021.

RESOLVED, that the following individual be, and the same hereby is, elected to the office indicated after his name:

G. Reed Petersen President, Chief Financial Officer and Secretary

BYLAWS

WHEREAS, the shareholders of this Corporation have not yet adopted Bylaws; and

WHEREAS, there has been presented to the Directors a form of Bylaws; and

WHEREAS, it is deemed to be in the best interests of this Corporation and its shareholders that said Bylaws be adopted by this Board of Directors as the Bylaws of this Corporation; and

NOW, THEREFORE, BE IT RESOLVED, that Bylaws in the form presented to the Directors are adopted and approved as the Bylaws of this Corporation until amended or repealed in accordance with applicable law;

RESOLVED FURTHER, that the Secretary-Treasurer of this Corporation is authorized and directed to execute a certificate of adoption of said Bylaws and to enter said Bylaws as so certified in the Minute Book of this Corporation.

SHARE CERTIFICATE

RESOLVED, that the form of share certificate presented to this Board be and the same hereby is approved and adopted as the share certificate of this Corporation.

ACCOUNTING YEAR

RESOLVED, that this Corporation adopt an accounting year ending December 31.

INCORPORATION EXPENSES

RESOLVED, that the officers of this Corporation be and they hereby are, authorized and directed to pay the expense of the incorporation and organization of this Corporation.

BANK RESOLUTION

RESOLVED, that the officers of this Corporation are authorized to open bank accounts as they deem appropriate at such bank or banks as they deem appropriate; and

RESOLVED FURTHER, that the standard form of resolutions of such bank setting forth the authorized signatures presented to the Directors and attached to these resolutions are hereby adopted as if set forth fully herein and that any one of the officers shall be an endorser on such bank accounts.

ACCEPTANCE OF SUBSCRIPTIONS

RESOLVED, that the Corporation issue 1,000 shares of the common stock of the Corporation to CBIA, Inc., an Oklahoma corporation, in consideration of the payment of the incorporation costs; and

RESOLVED FURTHER, that all such shares of stock shall be evidenced by a certificate or certificates which shall have placed predominately thereon an appropriate restrictive legend.

MERGER WITH CANOPUS INTERIM, INC.

RESOLVED, that the Corporation shall enter into an Agreement of Merger pursuant to which it will merge with Canopus Interim, Inc. under Section 1081.G of the Oklahoma General Corporation Law, with the Corporation to be the surviving corporation, as set forth in the agreement of merger included in the attached Certificate of Merger; and

FURTHER RESOLVED, that effective upon the merger, that a new Article 9 shall be appended to the certificate of incorporation of the Corporation, to read as follows: "Article 9: Any action transaction by or involving the corporation, other than the election or removal of directors, that requires the approval of the stockholders under the certificate of incorporation or the Oklahoma General Corporation Act, shall pursuant to Section 1081.G of such Oklahoma General Corporation Act, shall require the same vote as is required by the certificate of incorporation of CBIA, Inc. or the Oklahoma General Corporation Act."

MISCELLANEOUS

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized to do or cause to be done, all such acts and things and to make, execute and deliver, or cause to be made, executed and delivered, in the name of and on behalf of the Corporation all such agreements, instruments and certificates as such officer and officers may deem necessary, advisable

or appropriate to effectuate or carry out the purpose and intent of the foregoing resolutions and to perform the obligations of the Corporation thereunder, such officer or officers' execution of the same to be conclusive evidence of the exercise of the discretionary authority herein conferred.

I direct that this Consent be filed with the minutes of the proceedings of the Board of Directors of the Corporation.

G. Reed Petersen

The undersigned, as the holder of all of the 1,000 outstanding shares of the Corporation, consents to the Agreement of Merger and the transactions set forth above, as of the date written above.

CBIA, INC.

G. Reed Petersen, President

EXHIBIT 19

RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

CAPSTONE BIOTECH, INC.

A Nevada Corporation

The undersigned, constituting the sole Director of the Corporation acting pursuant to the authority of §78.115 of the Nevada Business Corporation Act, hereby consents to take the following actions and adopts the following recitals and resolutions effective as of August 17, 2021.

RESOLVED, that the following individual be, and the same hereby is, elected to the office indicated after his name:

G. Reed Petersen	President and Secretary-Treasurer

<u>BYLAWS</u>

WHEREAS, the shareholders of this Corporation have not yet adopted Bylaws; and

WHEREAS, there has been presented to the Directors a form of Bylaws; and

WHEREAS, it is deemed to be in the best interests of this Corporation and its shareholders that said Bylaws be adopted by this Board of Directors as the Bylaws of this Corporation; and

NOW, THEREFORE, BE IT RESOLVED, that Bylaws in the form presented to the Directors are adopted and approved as the Bylaws of this Corporation until amended or repealed in accordance with applicable law;

RESOLVED FURTHER, that the Secretary of this Corporation is authorized and directed to execute a certificate of adoption of said Bylaws and to enter said Bylaws as so certified in the Minute Book of this Corporation.

<u>SHARE CERTIFICATE</u>

RESOLVED, that the form of share certificate presented to this Board be and the same hereby is approved and adopted as the share certificate of this Corporation.

<u>INCORPORATION EXPENSES</u>

RESOLVED, that the officers of this Corporation be and they hereby are, authorized and directed to pay the expense of the incorporation and organization of this Corporation.

<u>BANK RESOLUTION</u>

RESOLVED, that the officers of this Corporation are authorized to open bank accounts as they deem appropriate at such bank or banks as they deem appropriate; and

RESOLVED FURTHER, that the standard form of resolutions of such bank setting forth the authorized signatures presented to the Directors and attached to these resolutions are hereby adopted as if set forth fully herein and that any one of the officers shall be an endorser on such bank accounts.

ACCEPTANCE OF SUBSCRIPTIONS

RESOLVED, that the Corporation issue 1,000 shares of the common stock of the Corporation to CBIA, Inc., an Oklahoma corporation, in consideration of the payment of the incorporation costs for the corporation; and

RESOLVED FURTHER, that the Corporation enter into Subscription Agreements for the issuance of shares of its Common Stock, together with piggyback registration rights, to the following persons, such shares to be issued after the below-referenced merger with the Corporation's parent, CBIA, Inc, an Oklahoma corporation:

Name	Shares	Price
G. Reed Petersen	735,000	\$300
Elkhorn Commercial, LLC	735,000	\$300
Kelly Trimble	490,000	\$150
Cal Jones	245,000	\$150

RESOLVED FURTHER, that all such shares of stock shall be evidenced by a certificate or certificates which shall have placed predominately thereon an appropriate restrictive legend; and

FURTHER RESOLVED, that in consideration of services rendered by Mr. Petersen, the Corporation issue to him a 5% promissory note due November30, 2021, with the holder having the right, at his option, to convert such Note into securities of the Corporation as may be offered to him.

MERGER

RESOLVED, that the Corporation shall merge with its parent, CBIA, Inc., an Oklahoma corporation, with the Corporation to be the surviving corporation, pursuant to an agreement of merger to be executed by the parties and set forth in the attached Agreement of Merger, providing for the issuance of one share of Corporation common stock for each two outstanding shares of common stock of CBIA; provided that with respect to the holder of the 101,757,428 shares of such Common Stock which has a contractual right to receive 1,000,000 outstanding shares of a Series A Convertible Preferred Stock, each convertible into 20,000,000 shares of new Common Stock but with 200,000,000 votes per share, such 101,757,428 shares of Common Stock shall be converted into 1,000,000 new shares of the Corporation's Series A Convertible Preferred Stock, which is convertible into 10,000 shares of the Corporation's Common Stock and has 100,000 votes per share.

MISCELLANEOUS

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized to do or cause to be done, all such acts and things and to make, execute and deliver, or cause to be made, executed and delivered, in the name of and on behalf of the Corporation all such agreements, instruments and certificates as such officer and officers may deem necessary, advisable or appropriate to effectuate or carry out the purpose and intent of the foregoing resolutions and to perform the obligations of the Corporation thereunder, such officer or officers' execution of the same to be conclusive evidence of the exercise of the discretionary authority herein conferred.

I direct that this Consent be filed with the minutes of the proceedings of the Board of Directors of the Corporation.

G. Reed Petersen

The undersigned, as the holder of all of the 1,000 outstanding shares of the Corporation, consents to the merger with CBIA, Inc., an Oklahoma corporation, and the agreement of merger, all as of the date written above, as stated in the above resolutions of the Board of Directors.

CBIA, INC. (an Oklahoma corporation)

G. Reed Petersen, President

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

EXHIBIT 20

Filed in the Office of	Business Number C2391-1986
Barbara K. Cegavske (signature)	Filing Number 20211667148
Secretary of State State Of Nevada	Filed On 8/6/2021 1:43:00 PM
	Number of Pages 4

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☒ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information: (Constituent, Acquired or Merging)

Entity Name: Canopus Biopharma, Inc.

Jurisdiction: Nevada — Entity Type*: profit corporation

If more than one entity being acquired or merging please attach additional page.

2. Entity Information: (Resulting, Acquiring or Surviving)

Entity Name: Canopus Interim, Inc.

Jurisdiction: Oklahoma — Entity Type*: profit corporation

3. Plan of Conversion, Exchange or Merger: (select one box)

☐ The entire plan of conversion, exchange or merger is attached to these articles.

☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).

☐ The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only)

4. Approval: (If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:

Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☒ B. The plan was approved by the required consent of the owners of:
- ☒ Acquired/merging
- ☒ Acquiring/surviving

☐ C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Canopus Biopharma, Inc.
Name of acquired/merging entity

Canopus Interim, Inc.
Name of acquiring/surviving entity

5. Effective Date and Time: (Optional)

Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

4. Approval Continued:
(If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

4. Approval Continued:
(If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)	Name: G. Reed Petersen Country: Care of: Address: 3625 Cove Point Drive City: Salt Lake City State: UT Zip/Postal Code: 84109
7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **	not applicable ** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
8. Declaration: (Exchange and Merger only)	**Exchange:** ☐ The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). **Merger:** (Select one box) ☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). ☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
9. Signature Statement: (Required)	☐ **Conversion:** A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. Name of constituent entity

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

9. Signature Statement Continued: (Required)

☐ **Exchange:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230)

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

☒ **Merger:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230).

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

10. Signature(s): (Required)

Canopus Biopharma, Inc.
Name of acquired/merging entity

X ______________________ | President |
Signature (Exchange/Merger) | Title | Date

If more than one entity being acquired or merging please attach additional page of informaiton and signatures.

Canopus Interim, Inc.
Name of acquiring/surviving entity

X [signature] | President |
Signature (Exchange/Merger) | Title | Date

X [signature] | |
Signature of Constituent Entity (Conversion) | Title | Date

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

EXHIBIT 21

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF MERGER

WHEREAS,

CANOPUS INTERIM, INC.

a corporation organized under the laws of the State of OKLAHOMA, has filed in the office of the Secretary of State duly authenticated evidence of a merger whereby said corporation is the survivor, as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, *the undersigned Secretary of State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this Certificate evidencing such merger.*

IN TESTIMONY WHEREOF, *I have hereunto set my hand and caused to be affixed the Great Seal of the State of Oklahoma.*

Filed in the City of Oklahoma City this 13th day of August, 2021, .

Secretary Of State

08/13/2021 02:36 PM
OKLAHOMA SECRETARY OF STATE
SOS
50646500002

FILED - Oklahoma Secretary of State 08/13/2021

CERTIFICATE OF MERGER OR CONSOLIDATION

TO: OKLAHOMA SECRETARY OF STATE
421 N.W. 13th, Suite 210
Oklahoma City, Oklahoma 73103
(405) 522-2520

SPECIAL INSTRUCTIONS: Submit this form to file a merger or consolidation pursuant to the Oklahoma General Corporation Act. **Please consult this Act carefully.** Use this form **ONLY** when one or more corporations, incorporated under the laws of a jurisdiction other than Oklahoma merge with one or more Oklahoma corporations and the surviving or resulting corporation is an **OKLAHOMA** corporation.

FILING FEE: IF the authorized capital of the surviving or resulting corporation is increased to a figure greater than the combined authorized capital of all corporations involved plus $50,000.00, the filing fee shall be equal to one-tenth of one percent (1/10th of 1%) of such increase. **IF** the surviving corporation is a **NOT FOR PROFIT** corporation, the filing fee shall be $25.00.

A. The Agreement of Merger or Consolidation, **ATTACHED HERETO**, has been adopted, approved, certified, executed, and acknowledged by each of the constituent corporations in accordance with the laws under which it is formed, and, in the case of an Oklahoma corporation, in the same manner as is provided in Title 18, Section 1081.

OR

B. **In lieu of filing** an executed agreement of merger or consolidation, the surviving or resulting corporation hereby states and certifies as follows:

1. The name and state of incorporation of each of the constituent corporations are:

NAME OF CORPORATION	STATE OF INCORPORATION	
Canopus Biopharma, Inc.	Nevada	
Canopus Interim, Inc.	Oklahoma	1912992791

2. An agreement of merger or consolidation (circle one) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the provisions of Section 10-1081 of the Oklahoma General Corporation Act. In the case of each foreign corporation, the agreement shall be adopted, approved, executed and acknowledged in accordance with the laws under which it is organized.

3. The name of the surviving or resulting corporation is:

Canopus Interim, Inc.

RECEIVED
AUG 13 2021
OKLAHOMA SECRETARY OF STATE

4. Check the statement applicable to the merger or consolidation:

[X] • • No amendments or changes are desired so that the certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

• • **Any** amendments or changes in the certificate of incorporation of the surviving corporation as are desired to be effected by the terms of the merger are set out in an **attachment hereto.**

• • The certificate of incorporation of the corporation resulting from the consolidation is set forth in an **attachment hereto.**

5. The executed agreement of merger or consolidation is on file at the principal place of business of the surviving corporation at the following address:

STREET ADDRESS	CITY	STATE	ZIP CODE
3625 Cove Point Drive	Salt Lake City	UT	84109

6. A copy of the agreement of merger or consolidation will be furnished by the surviving corporation, on request and without cost, to any shareholder of any constituent corporation.

7. The authorized capital stock of each constituent corporation which is not a corporation of this state:

NAME OF CORPORATION	NO. OF SHARES AUTHORIZED	PAR VALUE PER SHARE
Canopus Biopharma, Inc.	200,000,000 shares of common and no preferred	$.002

IN WITNESS WHEREOF, the surviving or resulting corporation has caused this certificate of merger or consolidation to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary this 10th day of August, 2021.

By its President

G. Reed Petersen
Please Print Name

ATTEST:

By its Secretary

G. Reed Petersen
Please Print Name

EXHIBIT 22

CERTIFICATE OF MERGER

THIS CERTIFICATE OF MERGER, dated as of August 10, 2021, is entered into by and between Canopus Biopharma, Inc., a Nevada corporation ("Old Canopus") and Canopus Interim, Inc., an Oklahoma corporation ("Canopus Interim"), to effectuate the merger of Old Canopus with and into Canopus Interim (the "Merger"). Old Canopus and Canopus Interim are hereinafter collectively referred to as the "Constituent Corporations." Canopus Interim is sometimes hereinafter referred to as the "Surviving Corporation." This Certificate of Merger sets forth the agreement of merger required by Section 18-1082.B of the Oklahoma General Corporation Act and the plan of merger required by Section 90A.100 of the Nevada General Corporation Law.

RECITALS

A. Canopus Interim has outstanding 1,000 shares of Common Stock, which is the only class outstanding entitled to vote, and Old Canopus has outstanding 200,000,000 shares of Common Stock, which is the only outstanding class entitled to vote.

B. Canopus Interim and Old Canopus have agreed that Canopus Interim and Old Canopus shall merge, with Canopus Interim to be the Surviving Corporation. The Merger has been approved by the Board of Directors of Old Canopus on July 30, 2021 and by the Board of Directors of Canopus Interim on August 2, 2021.

C. In respect of Old Canopus, the holders of 101,757,428, or a majority, of the outstanding 200,000,000 shares of Common Stock, have approved the Merger by written consent action dated August 5, 2021. The Articles of Incorporation of Old Canopus authorize the issuance of 200,000,000 shares of Common Stock par value $.002 per share, of which 200,000 shares are outstanding.

D. In respect of Canopus Interim, the Merger was approved by Old Canopus as the sole stockholder of the 1,000 shares of Canopus Interim Common Stock by written consent action dated August 2, 2021.

E. The number of votes cast by the shareholders of Old Canopus and Canopus Interim was sufficient for the approval of the Merger.

NOW, THEREFORE, in order to prescribe (a) the terms and conditions of the Merger; (b) the method of carrying the same into effect; (c) the manner and basis of converting and exchanging the shares of Old Canopus Common Stock into shares of Canopus Interim Common Stock; and (d) such other details and provisions as are deemed necessary or desirable; and in consideration of the foregoing recitals and the agreements, provisions and covenants herein contained, Old Canopus and Canopus Interim hereby agree as follows:

1. **Effective Date**. The Merger shall become effective upon the filing of certificates of merger with the Secretary of State of Oklahoma and Nevada. If the certificates of merger are filed on different dates, then the date of filing shall be deemed to be the later of the two dates. The date and time on which the Merger becomes effective is hereinafter referred to as the "Effective Date."

2. **Merger**. At the Effective Date, Old Canopus shall merge with and into Canopus Interim with Canopus Interim being the Surviving Corporation and the separate corporate existence of Old Canopus shall cease. The corporate identity, existence, purposes, franchises, powers, rights and immunities of Old Canopus at the Effective Date shall be merged into Canopus Interim which shall be fully vested therewith. Canopus Interim shall be subject to all of the debts and liabilities of Old Canopus as if Canopus Interim had itself incurred them and all rights of creditors and all liens upon the property of each of the Constituent Corporations shall be preserved unimpaired, provided that such liens, if any, upon the property of Canopus Interim shall be limited to the property affected thereby immediately prior to the Effective Date.

3. **Articles of Incorporation.** At the Effective Date, the Articles of Incorporation of Canopus Interim shall be the Articles of Incorporation of the Surviving Corporation, without amendment.

4. **Effect of Merger on Outstanding Shares.**

(a) **Surviving Corporation Shares**. Each one shares of Old Canopus Common Stock issued and outstanding immediately prior to the Effective Date of the Merger shall be converted into one share of Canopus Interim Common Stock; provided, however, that as to the contractual right held by the holder of 101,757,428 shares of such Common Stock to receive 1,000,000 outstanding shares of a Series A Convertible Preferred Stock, such holder shall continue to have a contractual right to exchange such 101,757,428 shares into 1,000,000 shares of preferred stock, each convertible into 20,000,000 shares of new Common Stock but with 200,000,000 votes per share.

(b) **Disappearing Corporation Shares**. At the Effective Date, each issued and outstanding share of Canopus Interim Common Stock outstanding prior to the Effective Date shall be cancelled.

5. **Other Provisions.**

(a) **Governing Law;**. This Certificate of Merger shall be governed by and construed in accordance with the laws of the State of Oklahoma.

(b) **Counterparts**. This Certificate of Merger may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

(c) **Further Assurances**. Each Constituent Corporation shall from time to time upon the request of the other Constituent Corporation, execute and deliver and file and record all such documents and instruments and take all such other action as such corporation may request in order to vest or evidence the vesting in Canopus Interim of title to and possession of all rights, properties, assets and business of Old Canopus to the extent provided herein, or otherwise to carry out the full intent and purpose of this Certificate of Merger.

IN WITNESS WHEREOF, the parties hereto have caused this Certificate of Merger to be executed on behalf of the Constituent Corporations as of the day and year first above written.

CANOPUS BIOPHARMA, INC. **(a Nevada corporation)**	**CANOPUS INTERIM, INC.** **(an Oklahoma corporation)**
By: ______________________ G. Reed Petersen, President	By: ______________________ G. Reed Petersen, President

8-K 1 d56649d8k.htm 8-K

EXHIBIT 23

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 2, 2015

GOOGLE INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	**001-36380** (Commission File Number)	**77-0493581** (IRS Employer Identification No.)

1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

(650) 253-0000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 10, 2015, Google Inc. ("Google") announced plans to create a new public holding company, Alphabet Inc. ("Alphabet"), by implementing a holding company reorganization (the "Alphabet Merger"). Following the Alphabet Merger, Alphabet, a Delaware corporation, became the successor issuer to Google, a Delaware corporation.

Item 1.01. Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Holding Company Reorganization

On October 2, 2015, Google implemented the Alphabet Merger pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 2, 2015, among Google, Alphabet and Maple Technologies Inc., a Delaware corporation ("Merger Sub"), which resulted in Alphabet owning all of the outstanding capital stock of Google. Pursuant to the Alphabet Merger, Merger Sub, a direct, wholly owned subsidiary of Alphabet and an indirect, wholly owned subsidiary of Google, merged with and into Google, with Google surviving as a direct, wholly owned subsidiary of Alphabet. Each share of each class of Google stock issued and outstanding immediately prior to the Alphabet Merger automatically converted into an equivalent corresponding share of Alphabet stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Google stock being converted. Accordingly, upon consummation of the Alphabet Merger, Google's stockholders immediately prior to the consummation of the Alphabet Merger became stockholders of Alphabet. The stockholders of Google will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Alphabet Merger.

The Alphabet Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the "DGCL"), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. After the Alphabet Merger, unless exchanged, stock certificates that previously represented shares of a class of Google stock now represent the same number of shares of the corresponding class of Alphabet stock. Following the consummation of the Alphabet Merger, shares of Alphabet Class C Capital Stock and shares of Alphabet Class A Common Stock continue to trade on the NASDAQ Global Select Market ("NASDAQ") on an uninterrupted basis under the symbol "GOOG" and "GOOGL" respectively and with new CUSIP numbers (#02079K 107 for Alphabet shares of Class C Capital stock and #02079K 305 for Alphabet shares of Class A Common Stock).

The foregoing descriptions of the Alphabet Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 and which is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Alphabet Merger, Google notified NASDAQ that the Alphabet Merger had been completed and requested that trading of its shares of Class A Common Stock and shares of Class C Capital Stock (together, the "Google shares") be suspended prior to the market opening on October 5, 2015. On October 2, 2015, NASDAQ is expected to suspend trading of the Google shares after the close of business. On October 5, 2015, Alphabet shares of Class A Common Stock and shares of Class C Capital Stock are expected to commence trading on NASDAQ under the symbols "GOOGL" and "GOOG" respectively. In addition, NASDAQ filed with the U.S. Securities and Exchange Commission (the "Commission") an application on Form 25 to delist the Google shares from NASDAQ and deregister the Google shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Google intends to file a certificate on Form 15

after the year ending December 31, 2015 requesting that Google shares be deregistered under the Exchange Act, and that Google's reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of Alphabet to the Exchange Act Section 12(b) registration and reporting obligations of Google). Until Google's reporting obligations are suspended, investors can find reports and other documents that Google files with the Securities Exchange Commission on investor.google.com.

Item 3.03. Material Modification of Rights of Securityholders.

Upon consummation of the Alphabet Merger, each share of each class of Google stock issued and outstanding immediately prior to the Alphabet Merger automatically converted into an equivalent corresponding share of Alphabet stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Google stock that was converted.

The information set forth in Item 1.01 and Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Alphabet Merger, on October 2, 2015, Google also entered into the Compensation Plan Agreement with Alphabet pursuant to which Alphabet assumed (including sponsorship of) the Google Inc. 2004 Stock Plan, the Google Inc. 2012 Stock Plan, the AdMob Inc. 2006 Stock Plan and UK Sub-Plan of the AdMob Inc. 2006 SubPlan, the Click Holding Corp. 2005 Stock Incentive Plan, and any subplans, appendices or addendums thereunder (together, the "Google Equity Compensation Plans"), and all obligations of Google pursuant to each stock option to purchase a share of Google stock (a "Google Option") and each right to acquire or vest in a share of Google stock (a "Google Stock Unit" and each of a Google Option and a Google Stock Unit, a "Google Equity Award") that is outstanding immediately prior to October 2, 2015 and (i) issued under the Google Equity Compensation Plans and underlying grant agreements (each such grant agreement, a "Google Equity Award Grant Agreement" and such grant agreements together with the Google Equity Compensation Plans, the "Google Equity Compensation Plans and Agreements") or (ii) granted by Google outside of the Google Equity Compensation Plans and Agreements pursuant to NASDAQ Listing Rule 5635(c), and (B) each such Google Equity Award was converted into (A) with respect to each Google Stock Unit, a right to acquire or vest in an Alphabet share or (B) with respect to a Google Option, an option to purchase an Alphabet share at an exercise price per share equal to the exercise price per share of Google stock subject to such Google Option immediately prior to October 2, 2015. On October 2, 2015, the Google Equity Awards, the Google Equity Compensation Plans and Agreements and any provision of any other compensatory plan, agreement or arrangement providing for the grant or issuance of shares of Google stock was automatically deemed to be amended (and, in the case of the Google Inc. 2012 Stock Plan, formally amended), to the extent necessary or appropriate, to provide that references to Google in such awards, documents and provisions will be read to refer to Alphabet and references to shares of Google stock in such awards, documents and provisions will be read to refer to Alphabet shares.

Furthermore, on October 2, 2015, Google entered into the Director Arrangements Agreement pursuant to which Alphabet assumed any and all obligations to the individual signatories under the offer letters with certain of the current members of Google's Board of Directors from and after October 2, 2015 in accordance with the terms of the offer letters as if Alphabet, and not Google, were the signatory thereto and all references to Google therein were replaced with references to Alphabet.

The foregoing descriptions of the Compensation Plan Agreement and the Director Arrangements Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Compensation Plan Agreement and the Director Arrangements Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, and each of which is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2015, the Fourth Amended and Restated Certificate of Incorporation of Google (the "Google Charter") was amended pursuant to the Alphabet Merger to decrease the authorized number of shares of Class A Common Stock, par value $0.001 per share, from nine billion (9,000,000,000) shares to five hundred (500) shares, the authorized number of shares of Class B Common Stock, par value $0.001 per share, from three billion (3,000,000,000) shares to five hundred (500) shares, the authorized number of shares of Class C Capital Stock, par value $0.001 per share, from three billion (3,000,000,000) shares to five hundred (500) shares and the authorized number of shares of Preferred Stock, par value $0.001 per share, from one hundred million (100,000,000) shares to five hundred (500) shares.

In addition, the Google Charter was amended pursuant to the Alphabet Merger to add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving Google, other than the election or removal of directors, that requires for its adoption under the DGCL or the Google Charter the approval of the stockholders of Google shall require the approval of the stockholders of Alphabet by the same vote as is required by the DGCL and/or the Google Charter.

The foregoing descriptions of the amendments to the Google Charter do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Merger, which is filed as Exhibit 3.1, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated October 2, 2015, by and among Google Inc., Alphabet Inc. and Maple Technologies Inc.
3.1	Certificate of Merger, dated October 2, 2015
10.1	Compensation Plan Agreement, dated October 2, 2015 between Google Inc. and Alphabet Inc.
10.2	Director Arrangements Agreement, dated October 2, 2015 between Google Inc. and Alphabet Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: October 2, 2015

/s/ Kent Walker
Kent Walker
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated October 2, 2015, by and among Google Inc., Alphabet Inc. and Maple Technologies Inc.
3.1	Certificate of Merger, dated October 2, 2015
10.1	Compensation Plan Agreement, dated October 2, 2015 between Google Inc. and Alphabet Inc.
10.2	Director Arrangements Agreement, dated October 2, 2015 between Google Inc. and Alphabet Inc.

EX-2.1 2 d56649dex21.htm AGREEMENT AND PLAN OF MERGER EXHIBIT 24

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the "Agreement"), entered into as of October 2, 2015, by and among Google Inc., a Delaware corporation (the "Company"), Alphabet Inc., a Delaware corporation ("Holdco") and a direct, wholly owned subsidiary of the Company, and Maple Technologies Inc., a Delaware corporation ("Merger Sub") and a direct, wholly owned subsidiary of Holdco.

RECITALS

WHEREAS, on the date hereof, the Company has the authority to issue 15,100,000,000 shares, consisting of: (i) 9,000,000,000 shares of Class A Common Stock, par value $0.001 per share (the "Company Class A Common Stock"), of which 291,261,461 shares are issued and outstanding; (ii) 3,000,000,000 shares of Class B Common Stock, par value $0.001 per share (the "Company Class B Common Stock"), of which 50,940,307 shares are issued and outstanding; (iii) 3,000,000,000 shares of Class C Capital Stock, par value $0.001 per share (the "Company Class C Capital Stock"), of which 345,482,241 shares are issued and outstanding; and (iv) 100,000,000 shares of Preferred Stock, par value $0.001 per share (the "Company Preferred Stock"), of which no shares are issued and outstanding.

WHEREAS, as of the Effective Time (as defined below), Holdco will have the authority to issue 15,100,000,000 shares, consisting of: (i) 9,000,000,000 shares of Class A Common Stock, par value $0.001 per share (the "Holdco Class A Common Stock"); (ii) 3,000,000,000 shares of Class B Common Stock, par value $0.001 per share (the "Holdco Class B Common Stock"); (iii) 3,000,000,000 shares of Class C Capital Stock, par value $0.001 per share (the "Holdco Class C Capital Stock"); and (iv) 100,000,000 shares of Preferred Stock, par value $0.001 per share (the "Holdco Preferred Stock").

WHEREAS, as of the date hereof, Merger Sub has the authority to issue 1,000 shares of common stock, par value $0.001 per share (the "Merger Sub Common Stock"), of which 100 shares are issued and outstanding on the date hereof and owned by Holdco.

WHEREAS, as of the Effective Time, the designations, rights, powers and preferences, and the qualifications, limitations and restrictions of the Holdco Class A Common Stock, Holdco Class B Common Stock, Holdco Class C Capital Stock and Holdco Preferred Stock will be the same as those of the Company Class A Common Stock, Company Class B Common Stock, Company Class C Capital Stock and Company Preferred Stock, respectively.

WHEREAS, the Amended and Restated Certificate of Incorporation of Holdco (the "Holdco Charter") and the Bylaws of Holdco (the "Holdco Bylaws"), which will be in effect immediately following the Effective Time, contain provisions identical to the Fourth Amended and Restated Certificate of Incorporation of the Company (the "Company Charter") and the Amended and Restated Bylaws of the Company (the "Company Bylaws"), in effect as of the date hereof and that will be in effect immediately prior to the Effective Time, respectively (other than as permitted by Section 251(g) of the General Corporation Law of the State of Delaware (the "DGCL")).

WHEREAS, Holdco and Merger Sub are newly formed corporations organized for the sole purpose of participating in the transactions herein contemplated and actions related thereto, own no assets (other than Holdco's ownership of Merger Sub and nominal capital) and have taken no actions other than those necessary or advisable to organize the corporations and to effect the transactions herein contemplated and actions related thereto.

WHEREAS, the Company desires to reorganize into a holding company structure pursuant to Section 251(g) of the DGCL, under which Holdco would become a holding company, by the merger of Merger Sub with and into the Company, and with each share of Company Class A Common Stock, Company Class B Common Stock and Company Class C Capital Stock being converted in the Merger (as defined below) into a share of Holdco Class A Common Stock, Holdco Class B Common Stock or Holdco Class C Capital Stock, respectively.

WHEREAS, on or about the date hereof, the Company and Holdco will enter or have entered into a Compensation Plan Agreement, pursuant to which, among other things, the Company will, at the Effective Time, transfer to Holdco, and Holdco will assume, sponsorship of all of the Company's Equity Plans (as defined below) and all of the Company's rights and obligations thereunder.

WHEREAS, the boards of directors of Holdco and the Company have approved and declared advisable this Agreement and the transactions contemplated hereby, including, without limitation, the Merger.

WHEREAS, the board of directors of Merger Sub has (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, (ii) resolved to submit the approval of the adoption of this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, to its sole stockholder, and (iii) resolved to recommend to its sole stockholder that it approve the adoption of this Agreement and the transactions contemplated hereby, including, without limitation, the Merger.

WHEREAS, the parties intend, for United States federal income tax purposes, the Merger shall qualify as an exchange described in Section 351 of the Internal Revenue Code.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Company, Holdco and Merger Sub hereby agree as follows:

1. THE MERGER. In accordance with Section 251(g) of the DGCL and subject to, and upon the terms and conditions of, this Agreement, Merger Sub shall be merged with and into the Company (the "Merger"), the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation"). At the Effective Time, the effects of the Merger shall be as provided in this Agreement and in Section 259 of the DGCL.

2. EFFECTIVE TIME. As soon as practicable on or after the date hereof, the Company shall file a certificate of merger executed in accordance with the relevant provisions of the DGCL, with the Secretary of State of the State of Delaware (the "Secretary of State") and shall make all other filings or recordings required under the DGCL to effectuate the Merger. The

Merger shall become effective at such time as the certificate of merger is duly filed with the Secretary of State or at such later date and time as the parties shall agree and specify in the certificate of merger (the date and time the Merger becomes effective being referred to herein as the "Effective Time").

3. CERTIFICATE OF INCORPORATION. At the Effective Time, the Company Charter shall be amended in the Merger as set forth below, and as so amended, shall be the certificate of incorporation of the Surviving Corporation (the "Surviving Corporation Charter") until thereafter amended as provided therein or by the DGCL.

(a) ARTICLE IV, Section 1 of the Company Charter shall be deleted in its entirety and replaced with the following:

Section 1. Authorized Shares. This Corporation is authorized to issue five hundred (500) shares of Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"), five hundred (500) shares of Class B Common Stock, par value $0.001 per share (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock"), five hundred (500) shares of Class C Capital Stock, par value $0.001 per share (the "Class C Capital Stock"), and five hundred (500) shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

(b) ARTICLE XI of the Company Charter shall be amended by adding a Section 3 immediately following Section 2 to read in its entirety as follows:

Section 3. Any act or transaction by or involving the Corporation, other than the election or removal of directors of the Corporation, that requires for its adoption under the General Corporation Law of the State of Delaware or this Certificate of Incorporation the approval of the stockholders of the Corporation shall, in accordance with Section 251(g) of the General Corporation Law of the State of Delaware, require, in addition, the approval of the stockholders of Alphabet Inc. (or any successor thereto by merger), by the same vote as is required by the General Corporation Law of the State of Delaware and/or this Certificate of Incorporation.

4. BYLAWS. From and after the Effective Time, the Company Bylaws, as in effect immediately prior to the Effective Time, shall constitute the Bylaws of the Surviving Corporation (the "Surviving Corporation Bylaws") until thereafter amended as provided therein or by applicable law.

5. DIRECTORS. The directors of the Company in office immediately prior to the Effective Time shall be the directors of the Surviving Corporation and will continue to hold office from the Effective Time until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Corporation Charter and Surviving Corporation Bylaws, or as otherwise provided by law.

6. OFFICERS. The officers of the Company in office immediately prior to the Effective Time shall be the officers of the Surviving Corporation and will continue to hold office from the Effective Time until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Corporation Charter and Surviving Corporation Bylaws, or as otherwise provided by law.

7. ADDITIONAL ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either Merger Sub or the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of Merger Sub and the Company, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of Merger Sub and the Company or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

8. CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of Holdco, Merger Sub, the Company or any holder of any securities thereof:

(a) Conversion of Company Class A Common Stock, Company Class B Common Stock and Company Class C Capital Stock. Each share of Company Class A Common Stock, Company Class B Common Stock and Company Class C Capital Stock issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Holdco Class A Common Stock, Holdco Class B Common Stock and Holdco Class C Capital Stock, respectively.

(b) Conversion of Company Stock Held as Treasury Stock. Each share of Company Class A Common Stock, Company Class B Common Stock and Company Class C Capital Stock held in the Company's treasury shall be converted into one validly issued, fully paid and nonassessable share of Holdco Class A Common Stock, Holdco Class B Common Stock and Holdco Class C Capital Stock, respectively, to be held immediately after completion of the Merger in the treasury of Holdco.

(c) Conversion of Capital Stock of Merger Sub. Each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Class A Common Stock, par value $0.001 per share, one validly issued, fully paid and nonassessable share of Class B Common Stock, par value $0.001 per share, and one validly issued, fully paid and nonassessable share of Class C Capital Stock, par value $0.001 per share, of the Surviving Corporation.

(d) Rights of Certificate Holders. Upon conversion thereof in accordance with this Section 8, all shares of Company Class A Common Stock, Company Class B Common Stock and Company Class C Capital Stock shall no longer be outstanding and shall cease to exist, and each holder of a certificate representing any such shares of Company Class A

Common Stock, Company Class B Common Stock or Company Class C Capital Stock shall cease to have any rights with respect to such shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock, respectively, except, in all cases, as set forth in Section 9 herein. In addition, each outstanding book-entry that, immediately prior to the Effective Time, evidenced shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock shall, from and after the Effective Time, be deemed and treated for all corporate purposes to evidence the ownership of the same number of shares of Holdco Class A Common Stock, Holdco Class B Common Stock, or Holdco Class C Capital Stock, respectively.

9. CERTIFICATES. At and after the Effective Time until thereafter surrendered for transfer or exchange in the ordinary course, each outstanding certificate which immediately prior thereto represented shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Holdco Class A Common Stock, Holdco Class B Common Stock or Holdco Class C Capital Stock, as applicable, into which the shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock represented by such certificate have been converted as herein provided and shall be so registered on the books and records of Holdco and its transfer agent. At and after the Effective Time, the shares of capital stock of Holdco shall be uncertificated; provided, that, any shares of capital stock of Holdco that are represented by outstanding certificates of the Company pursuant to the immediately preceding sentence shall continue to be represented by certificates as provided therein and shall not be uncertificated unless and until a valid certificate representing such shares pursuant to the immediately preceding sentence is delivered to Holdco at its registered office in the State of Delaware, its principal place of business, or an officer or agent of Holdco having custody of books and records of Holdco, at which time such certificate shall be canceled and in lieu of the delivery of a certificate representing the applicable shares of capital stock of Holdco, Holdco shall (i) issue to such holder the applicable uncertificated shares of capital stock of Holdco by registering such shares in Holdco's books and records as book-entry shares, upon which such shares shall thereafter be uncertificated and (ii) take all action necessary to provide such holder with evidence of the uncertificated book-entry shares, including any action necessary under applicable law in accordance therewith, including in accordance with Sections 151(f) and 202 of the DGCL. If any certificate that prior to the Effective Time represented shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock shall have been lost, stolen or destroyed, then, upon the making of an affidavit of such fact by the person or entity claiming such certificate to be lost, stolen or destroyed and the providing of an indemnity by such person or entity to Holdco, in form and substance reasonably satisfactory to Holdco, against any claim that may be made against it with respect to such certificate, Holdco shall issue to such person or entity, in exchange for such lost, stolen or destroyed certificate, uncertificated shares representing the applicable shares of Holdco Class A Common Stock, Holdco Class B Common Stock or Holdco Class C Capital Stock in accordance with the procedures set forth in the preceding sentence.

10. ASSUMPTION OF EQUITY PLANS AND AWARDS.

At the Effective Time, pursuant to this Merger Agreement and the Compensation Plan Agreement entered into between Holdco and the Company on or about the date hereof (the "Compensation Plan Agreement"), the Company will transfer to Holdco, and Holdco will assume, sponsorship of all of the Company's Equity Plans (as defined below), along with all of the Company's rights and obligations under the Equity Plans.

At the Effective Time, pursuant to this Merger Agreement and the Compensation Plan Agreement, the Company will transfer to Holdco, and Holdco will assume, its rights and obligations under each stock option to purchase a share of Company capital stock (each, a "Stock Option") and each right to acquire or vest in a share of Company capital stock (each, a "GSU" and together with the Stock Options, the "Awards") issued under the Equity Plans or granted by the Company outside of the Equity Plans pursuant to NASDAQ Listing Rule 5635(c) that is outstanding and unexercised, unvested and not yet paid or payable immediately prior to the Effective Time, which Awards shall be converted into a stock option to purchase or a right to acquire or vest in, respectively, a share of Holdco capital stock of the same class and with the same rights and privileges relative to Holdco that such share underlying such Stock Option or GSU had relative to the Company immediately prior to the Effective Time on otherwise the same terms and conditions as were applicable immediately prior to the Effective Time, including, for Stock Options, at an exercise price per share equal to the exercise price per share for the applicable share of Company capital stock. For purposes of this Agreement, "Equity Plans" shall mean, collectively, the Google Inc. 2004 Stock Plan, the Google Inc. 2012 Stock Plan, the AdMob, Inc. 2006 Stock Plan and UK Sub-Plan of the AdMob, Inc. 2006 Stock Plan, Click Holding Corp. 2005 Stock Incentive Plan, and the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan and any and all subplans, appendices or addendums thereto, and any and all agreements evidencing Awards.

11. HOLDCO SHARES. Prior to the Effective Time, the Company and Holdco shall take any and all actions as are necessary to ensure that each share of capital stock of Holdco that is owned by the Company immediately prior to the Effective Time shall be cancelled and cease to be outstanding at the Effective Time, and no payment shall be made therefor, and the Company, by execution of this Agreement, agrees to forfeit such shares and relinquish any rights to such shares.

12. NO APPRAISAL RIGHTS. In accordance with the DGCL, no appraisal rights shall be available to any holder of shares of Company Class A Common Stock, Company Class B Common Stock, or Company Class C Capital Stock in connection with the Merger.

13. TERMINATION. This Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, whether before or after the adoption of this Agreement by the sole stockholder of Merger Sub, at any time prior to the Effective Time, by action of the board of directors of the Company. In the event of termination of this Agreement, this Agreement shall forthwith become void and have no effect, and neither the Company, Holdco, Merger Sub nor their respective stockholders, directors or officers shall have any liability with respect to such termination or abandonment.

14. AMENDMENTS. At any time prior to the Effective Time, this Agreement may be supplemented, amended or modified, whether before or after the adoption of this Agreement by the sole stockholder of Merger Sub, by the mutual consent of the parties to this Agreement by action by their respective boards of directors; provided, however, that, no amendment shall be effected subsequent to the adoption of this Agreement by the sole stockholder of Merger Sub that by law requires further approval or authorization by the sole stockholder of Merger Sub or the stockholders of the Company without such further approval or authorization. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto.

15. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

17. ENTIRE AGREEMENT. This Agreement, including the documents and instruments referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

18. SEVERABILITY. The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company, Holdco and Merger Sub have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

GOOGLE INC.

By: /s/ Kent Walker
Name: Kent Walker
Title: Assistant Secretary

ALPHABET INC.

By: /s/ Christine Flores
Name: Christine Flores
Title: Assistant Secretary

MAPLE TECHNOLOGIES INC.

By: /s/ Kenneth Yi
Name: Kenneth Yi
Title: CEO, President and Secretary

EX-3.1 3 d56649dex31.htm CERTIFICATE OF MERGER

EXHIBIT 25

Exhibit 3.1

CERTIFICATE OF MERGER

OF

MAPLE TECHNOLOGIES INC.,

WITH AND INTO

GOOGLE INC.

Pursuant to Section 251 of the General Corporation Law of the State of Delaware ("DGCL"), the undersigned corporation hereby certifies that:

FIRST: The name and state of incorporation of each of the constituent corporations to the merger are as follows:

Name	State of Incorporation
Google Inc.	Delaware
Maple Technologies Inc.	Delaware

SECOND: The Agreement and Plan of Merger, dated as of October 2, 2015 (the "Merger Agreement"), by and among Alphabet Inc., Google Inc., and Maple Technologies Inc., has been approved, adopted, executed and acknowledged by each of the constituent corporations in accordance with Sections 251(c) and 251(g) of the DGCL (and, with respect to Maple Technologies Inc., by the written consent of its sole stockholder in accordance with Section 228 of the DGCL).

THIRD: The name of the surviving corporation is Google Inc.

FOURTH: The certificate of incorporation of the surviving corporation is amended in the merger as follows:

(a) ARTICLE IV, Section 1 of the certificate of incorporation of the surviving corporation shall be deleted in its entirety and replaced with the following:

Section 1. Authorized Shares. This Corporation is authorized to issue five hundred (500) shares of Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"), five hundred (500) shares of Class B Common Stock, par value $0.001 per share (the "Class B Common Stock", and, together with the Class A Common Stock, the "Common Stock"), five hundred (500) shares of Class C Capital Stock, par value $0.001 per share (the "Class C Capital Stock"), and five hundred (500) shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

(b) ARTICLE XI of the certificate of incorporation of the surviving corporation shall be amended by adding a Section 3 immediately following Section 2 to read in its entirety as follows:

> Section 3. Any act or transaction by or involving the Corporation, other than the election or removal of directors of the Corporation, that requires for its adoption under the General Corporation Law of the State of Delaware or this Certificate of Incorporation the approval of the stockholders of the Corporation shall, in accordance with Section 251(g) of the General Corporation Law of the State of Delaware, require, in addition, the approval of the stockholders of Alphabet Inc. (or any successor thereto by merger), by the same vote as is required by the General Corporation Law of the State of Delaware and/or this Certificate of Incorporation.

FIFTH: The executed Merger Agreement is on file at the principal place of business of the surviving corporation at the following address:

1600 Amphitheatre Parkway
Mountain View, CA 94043

SIXTH: A copy of the Merger Agreement will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: This Certificate of Merger shall become effective at 4:01 p.m., Eastern Time, on October 2, 2015.

IN WITNESS WHEREOF, this Certificate of Merger has been executed on the second day of October, 2015.

GOOGLE INC.

By: /s/ Kent Walker
Name: Kent Walker
Title: Assistant Secretary

EXHIBIT 26

CERTIFICATE OF MERGER

THIS CERTIFICATE OF MERGER, dated as of August 10, 2021, is entered into by and between Canopus Interim, Inc., an Oklahoma corporation ("Canopus Interim") and Canopus Merger, Inc., an Oklahoma corporation ("Canopus Merger"), to effectuate the merger of Canopus Interim with and into Canopus Merger (the "Merger"), pursuant to Oklahoma General Corporation Act Section 18-1081.G. Canopus Interim and Canopus Merger are hereinafter collectively referred to as the "Constituent Corporations." Canopus Merger is sometimes hereinafter referred to as the "Surviving Corporation." This Certificate of Merger sets forth the agreement of merger required by Section 18-1081.A of the Oklahoma General Corporation Act.

RECITALS

A. Canopus Interim has outstanding 200,000,000 shares of common stock, which is the only class of shares entitled to vote; and Canopus Merger has outstanding 1,000 shares of common stock, which is the only outstanding class entitled to vote. Canopus Interim owns all of the outstanding shares of CBIA, Inc. ("Holdco"), which is not a constituent corporation to the Merger. Holdco owns all of the outstanding shares of Canopus Merger.

B. The Constituent Corporations have agreed that Canopus Interim will merge with and into Canopus Merger, pursuant to a holding company reorganization under Oklahoma General Corporation Act Section 18-1081.G., with Canopus Merger to be the Surviving Corporation and with Holdco to be the holding corporation (as defined in Section 18-1081.G)) and the resulting parent of Canopus Merger. The Merger has been approved, adopted, certified, executed, and acknowledged by each of the Constituent Corporations in accordance with the provisions of Section 18-1081 by the Board of Directors on August 2, 2021, and by the shareholders of each of the Constituent Corporations on August 2, 2021.

C. In respect of each Constituent Corporations, the holders of all of the 1,000 shares of their respective common stock outstanding on August 2, 2021 have approved the Merger by written consent action dated August 2, 2021. The Certificates of Incorporation and Bylaws of each Constituent Corporation are identical except for the name of the corporation, and each of the Certificates of Incorporation authorizes the issuance of 480,000,000 shares of common stock and 20,000,000 shares of preferred stock, all par value $.00001 per share.

D. The number of votes cast by the shareholders of the Constituent Corporations was sufficient for the approval of the Merger.

NOW, THEREFORE, in order to prescribe (a) the terms and conditions of the Merger; (b) the method of carrying the same into effect; (c) the manner and basis of converting and exchanging the shares of Canopus Interim Common Stock into shares of Holding Common Stock; and (d) such other details and provisions as are deemed necessary or desirable; and in consideration of the foregoing recitals and the agreements, provisions and covenants herein contained, the Constituent Corporations hereby agree as follows:

1. **Effective Date**. The Merger shall become effective upon the filing of this Certificate of Merger with the Oklahoma Secretary of State. The date and time on which the Merger becomes effective is hereinafter referred to as the "Effective Date."

2. **Merger**. At the Effective Date, Canopus Interim shall merge with and into Canopus Merger, with Canopus Merger being the Surviving Corporation and the separate corporate existence of Canopus Interim shall cease. The corporate identity, existence, purposes, franchises, powers, rights and immunities of Canopus Interim at the Effective Date shall be merged into Canopus Merger which shall be fully vested therewith. Canopus Merger shall be subject to all of the debts and liabilities of Canopus Interim as if Canopus Merger had itself incurred them and all rights of creditors and all liens upon the property of each of the Constituent Corporations shall be preserved unimpaired, provided that such liens, if any, upon the property of Canopus Merger shall be limited to the property affected thereby immediately prior to the Effective Date.

3. **Articles of Incorporation**. At the Effective Date, the Articles of Incorporation of Canopus Merger shall be the Articles of Incorporation of the Surviving Corporation, with the following amendment:

A new Article shall be appended to the Certificate of Incorporation of Canopus Merger, to read as follows: "Any action or transaction by or involving the corporation, other than the election or removal of directors, that requires the approval of the stockholders under the certificate of incorporation or the Oklahoma General Corporation Act, shall pursuant to Section 1081.G of such Oklahoma General Corporation Act, shall require the same vote as is required by the certificate of incorporation of CBIA, Inc. or the Oklahoma General Corporation Act."

4. **Effect of Merger on Outstanding Shares.** Each share of Canopus Interim, Inc. common stock issued and outstanding immediately prior to the Effective Date of the Merger shall be converted into one share of Holdco common stock, provided, however, that as to the contractual right held by the holder of 101,757,428 shares of such Common Stock to receive 1,000,000 outstanding shares of a Series A Convertible Preferred Stock, such holder shall have a contractual right to exchange such 101,757,428 shares into 1,000,000 shares of preferred stock, each convertible into 20,000,000 shares of new Common Stock but with 200,000,000 votes per share..

5. **Other Provisions.**

(a) **Governing Law;**. This Certificate of Merger shall be governed by and construed in accordance with the laws of the State of Oklahoma.

(b) **Counterparts**. This Certificate of Merger may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

(c) **Further Assurances**. Each Constituent Corporation shall from time to time upon the request of the other Constituent Corporation, execute and deliver and file and record all such documents and instruments and take all such other action as such corporation may request in order to vest or evidence the vesting in Canopus Merger of title to and possession of all rights, properties, assets and business of Canopus Interim to the extent provided herein, or otherwise to carry out the full intent and purpose of this Certificate of Merger.

IN WITNESS WHEREOF, the parties hereto have caused this Certificate of Merger to be executed on behalf of the Constituent Corporations as of the day and year first above written.

CANOPUS INTERIM, INC.
(an Oklahoma corporation)

By: ______________________
G. Reed Petersen
President

CANOPUS MERGER, INC.
(an Oklahoma corporation)

By: ______________________
G. Reed Petersen
President

EXHIBIT 27

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF MERGER

WHEREAS,

CANOPUS MERGER, INC.

a corporation organized under the laws of the State of OKLAHOMA, has filed in the office of the Secretary of State duly authenticated evidence of a merger whereby said corporation is the survivor, as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, *the undersigned Secretary of State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this Certificate evidencing such merger.*

IN TESTIMONY WHEREOF, *I have hereunto set my hand and caused to be affixed the Great Seal of the State of Oklahoma.*

Filed in the City of Oklahoma City this 13th day of August, 2021, .

Secretary Of State

FILED - Oklahoma Secretary of State 08/13/2021

08/13/2021 03:08 PM
OKLAHOMA SECRETARY OF STATE
SOS
50647110002

CATE OF MERGER OR CONSOLIDATION

TO: OKLAHOMA SECRETARY OF STATE
421 N.W. 13th, Suite 210
Oklahoma City, Oklahoma 73103
(405) 522-2520

SPECIAL INSTRUCTIONS: Submit this form to file a merger or consolidation pursuant to the Oklahoma General Corporation Act. **Please consult this Act carefully.** Use this form **ONLY** when each constituent corporation is an **OKLAHOMA** corporation.

FILING FEE: IF the authorized capital of the surviving or resulting corporation is increased to a figure greater than the combined authorized capital of all corporations involved plus $50,000.00, the filing fee shall be equal to one-tenth of one percent (1/10th of 1%) of such increase. **IF** the surviving corporation is a **NOT FOR PROFIT** corporation, the filing fee shall be $25.00.

A. The Agreement of Merger or Consolidation, adopted, approved, certified, executed, and acknowledged by each of the constituent corporations in accordance with the Oklahoma General Corporation Act, is **ATTACHED HERETO**.

OR

B. In lieu of filing an executed agreement of merger or consolidation, the surviving or resulting corporation hereby states and certifies as follows:

1. The name and state of incorporation of each of the constituent corporations are:

NAME OF CORPORATION	STATE OF INCORPORATION
Canopus Interim, Inc. 1912992791	Oklahoma
Canopus Merger, Inc. 1912992792	Oklahoma

2. An agreement of merger or consolidation (circle one) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the provisions of Section 1081 of the Oklahoma General Corporation Act.

3. The name of the surviving or resulting corporation is:

Canopus Merger, Inc.

RECEIVED
AUG 13 2021
OKLAHOMA SECRETARY

4. Check the statement applicable to the merger or consolidation:

X • • No amendments or changes are desired so that the certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

• • **Any** amendments or changes in the certificate of incorporation of the surviving corporation as are desired to be effected by the terms of the merger are set out in an **attachment hereto.**

• • The certificate of incorporation of the corporation resulting from the consolidation is set forth in an **attachment hereto.**

5. The executed agreement of merger or consolidation is on file at the principal place of business of the surviving corporation at the following address:

3625 Cove Point Drive	Salt Lake City	UT	84109
STREET ADDRESS	**CITY**	**STATE**	**ZIP CODE**

6. A copy of the agreement of merger or consolidation will be furnished by the surviving corporation, on request and without cost, to any shareholder of any constituent corporation.

IN WITNESS WHEREOF, the surviving or resulting corporation has caused this certificate of merger or consolidation to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary this 10th day of August, 2021.

[signature]

By its ____________ President

G. Reed Petersen

Please Print Name

ATTEST:

[signature]

By its ____________ Secretary

G. Reed Petersen

Please Print Name

(SOS FORM 0026-12/01)

Attachment to Certificate of Merger or Consolidation

A new Article shall be appended to the Certificate of Incorporation of Canopus Merger, Inc., to read as follows: "Any action or transaction by or involving the corporation, other than the election or removal of directors, that requires the approval of the stockholders under the certificate of incorporation or the Oklahoma General Corporation Act, shall pursuant to Section 1081.G of such Oklahoma General Corporation Act, shall require the same vote as is required by the certificate of incorporation of CBIA, Inc. or the Oklahoma General Corporation Act."

EXHIBIT 28

AGREEMENT OF MERGER

This Agreement of Merger, dated as of August 17, 2021, is entered into by and between CBIA, Inc., an Oklahoma corporation ("Holdco") and Capstone Biotech, Inc., a Nevada corporation ("Newco"), to effectuate the merger of Holdco with and into Newco (the "Merger"). Holdco and Newco are hereinafter collectively referred to as the "Constituent Corporations." Newco is sometimes hereinafter referred to as the "Surviving Corporation." This Agreement of Merger sets forth the agreement of merger required by Section 18-1082.B of the Oklahoma General Corporation Act and the plan of merger required by Section 90A.100 of the Nevada General Corporation Law.

RECITALS

A. Newco has outstanding 1,000 shares of Common Stock, which is the only class outstanding entitled to vote, and Holdco has outstanding 200,000,000 shares of Common Stock, of which 101,757,428 shares of such Common Stock have a contractual right to receive in exchange therefor 1,000,000 outstanding shares of a Series A Convertible Preferred Stock, each convertible into 20,000,000 shares of new Common Stock but with 200,000,000 votes per share.

B. Newco and Holdco have agreed that Newco and Holdco shall merge with Newco to be the Surviving Corporation. The Merger has been approved, adopted, certified, executed, and acknowledged by each of the Constituent Corporations in accordance with the provisions of Section 18-1081 of the Oklahoma General Corporation Act and Section 92A.120 of the Nevada General Corporation Law; and by the Board of Directors and stockholders of Holdco on August 2, 2021, and by the Board of Directors and stockholders of Newco on August 17, 2021.

C. In respect of Holdco, the Merger was approved by the holders of all of the 1,000 outstanding shares of Common Stock of Holdco outstanding on August 2, 2021. The Certificate of Incorporation of Holdco authorizes the issuance of 480,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, all par value $.00001 per share.

D. In respect of Newco, the Merger was approved by Holdco as the sole stockholder of the 1,000 shares of Newco Common Stock outstanding on August 17, 2021, and by the Board of Directors of Newco by written consent action dated August 17, 2021; the Articles of Incorporation of Newco authorize the issuance of 480,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, all par value $.00001 per share, including 1,000,000 shares of Series A Convertible Preferred Stock, each share of which is convertible into 10,000 shares of Common Stock and has 100,000 votes per share..

E. The number of votes cast by the shareholders of Holdco and Newco was sufficient for the approval of the Merger.

NOW, THEREFORE, in order to prescribe (a) the terms and conditions of the Merger; (b) the method of carrying the same into effect; (c) the manner and basis of converting and exchanging the shares of Holdco Common Stock into shares of Newco Common Stock; and (d) such other details and provisions as are deemed necessary or desirable; and in consideration of the foregoing recitals and the agreements, provisions and covenants herein contained, Holdco and Newco hereby agree as follows:

1. **Effective Date**. The Merger shall become effective upon the filing of certificates or articles of merger with the Secretary of State of Oklahoma and Nevada. If the certificates or articles of merger are filed on different dates, then the date of filing shall be deemed to be the later of the two dates. The date and time on which the Merger becomes effective is hereinafter referred to as the "Effective Date."

2. **Merger**. At the Effective Date, Holdco shall merge with and into Newco with Newco being the Surviving Corporation and the separate corporate existence of Holdco shall cease. The corporate identity, existence, purposes, franchises, powers, rights and immunities of Holdco at the Effective Date shall be merged into Newco which shall be fully vested therewith. Newco shall be subject to all of the debts and liabilities of Holdco as if Newco had itself incurred them and all rights of creditors and all liens upon the property of each of the Constituent Corporations shall be preserved unimpaired, provided that such liens, if any, upon the property of Newco shall be limited to the property affected thereby immediately prior to the Effective Date.

3. **Articles of Incorporation**. At the Effective Date, the Articles of Incorporation of Newco shall be the Articles of Incorporation of the Surviving Corporation, without amendment..:

4. **Effect of Merger on Outstanding Shares, Options and Warrants.**

(a) **Surviving Corporation Shares**. Each two shares of Holdco Common Stock issued and outstanding immediately prior to the Effective Date of the Merger shall be converted into one share of Newco Common Stock; and in lieu of the issuance of any fractional share, fractional shares shall be rounded up to the nearest whole share; provided, however, that the holder of the 101,757,428 shares of such Common Stock which has a contractual right to receive 1,000,000 outstanding shares of a Series A Convertible Preferred Stock, each convertible into 20,000,000 shares of new Common Stock but with 200,000,000 votes per share, such 101,757,428 shares of Common Stock shall be converted into 1,000,000 new shares of Newco Series A Convertible Preferred Stock, which will be convertible into 10,000 shares of Newco common stock and have 100,000 votes per share, as set forth in the Articles of Incorporation of Newco.

(b) **Disappearing Corporation Shares**. At the Effective Date, each issued and outstanding share of Newco Common Stock outstanding prior to the Effective Date shall be cancelled.

5. **Other Provisions.**

(a) **Governing Law.** This Agreement of Merger shall be governed by and construed in accordance with the laws of the State of Nevada.

(b) **Counterparts**. This Agreement of Merger may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

(c) **Further Assurances**. Each Constituent Corporation shall from time to time upon the request of the other Constituent Corporation, execute and deliver and file and record all such documents and instruments and take all such other action as such corporation may request in order to vest or evidence the vesting in Newco of title to and possession of all rights, properties, assets and business of Holdco to the extent provided herein, or otherwise to carry out the full intent and purpose of this Agreement of Merger.

(d) **Copies**. An executed copy of this Agreement of Merger is on file at the principal office of Newco, at 3625 Cove Point Drive, Salt Lake City, UT 84109; a copy of this executed Agreement of Merger may be obtained upon request and without charge by any shareholder of a Constituent Corporation by a request made to that address.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Merger to be executed on behalf of the Constituent Corporations as of the day and year first above written.

CAPSTONE BIOTECH, INC. **(a Nevada corporation)**	**CBIA, INC.** **(an Oklahoma corporation)**
By: ______________________	By: ______________________
G. Reed Petersen President	G. Reed Petersen President

Filed in the Office of	Business Number C2391-1986
Barbara K. Cegavske	Filing Number 20211667148
Secretary of State State Of Nevada	Filed On 8/6/2021 1:43:00 PM
	Number of Pages 4

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

EXHIBIT 29

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☒ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information: (Constituent, Acquired or Merging)

Entity Name: Canopus Biopharma, Inc.

Jurisdiction: Nevada | Entity Type*: profit corporation

If more than one entity being acquired or merging please attach additional page.

2. Entity Information: (Resulting, Acquiring or Surviving)

Entity Name: Canopus Interim, Inc.

Jurisdiction: Oklahoma | Entity Type*: profit corporation

3. Plan of Conversion, Exchange or Merger: (select one box)

☐ The entire plan of conversion, exchange or merger is attached to these articles.

☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).

☐ The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only)

4. Approval: (If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☒ B. The plan was approved by the required consent of the owners of:
- ☒ Acquired/merging
- ☒ Acquiring/surviving

☐ C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Canopus Biopharma, Inc.
Name of acquired/merging entity

Canopus Interim, Inc.
Name of acquiring/surviving entity

5. Effective Date and Time: (Optional)

Date: | Time:

(must not be later than 90 days after the certificate is filed)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

4. Approval Continued:
(If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

4. Approval Continued:
(If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

** corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)

Name: G. Reed Petersen
Country:
Care of:
Address: 3625 Cove Point Drive
City: Salt Lake City
State: UT
Zip/Postal Code: 84109

7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **

not applicable

** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

8. Declaration: (Exchange and Merger only)

Exchange:

☐ The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200).

Merger: (Select one box)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

9. Signature Statement: (Required)

☐ **Conversion:**
A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).
2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Name of constituent entity

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

9. Signature Statement Continued: (Required)

☐ **Exchange:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230)

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

☒ **Merger:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230).

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

10. Signature(s): (Required)

Canopus Biopharma, Inc.
Name of acquired/merging entity

X ______________________ President ______
Signature (Exchange/Merger) Title Date

If more than one entity being acquired or merging please attach additional page of informaiton and signatures.

Canopus Interim, Inc.
Name of acquiring/surviving entity

X [signature] President ______
Signature (Exchange/Merger) Title Date

X [signature] ______ ______
Signature of Constituent Entity (Conversion) Title Date

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

EXHIBIT 30

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF MERGER

WHEREAS,

CAPSTONE BIOTECH, INC.

a non-qualified corporation organized under the laws of the State of NEVADA, UNITED STATES OF AMERICA,
has filed in the office of the Secretary of State duly authenticated evidence of a merger whereby said non-qualified corporation is the survivor, as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, *the undersigned Secretary of State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this Certificate evidencing such merger.*

IN TESTIMONY WHEREOF, *I have hereunto set my hand and caused to be affixed the Great Seal of the State of Oklahoma.*

GREAT SEAL OF THE STATE OF OKLAHOMA 1907

Filed in the City of Oklahoma City this
19th day of August, 2021, .

Secretary Of State

08/19/2021 08:28 AM
OKLAHOMA SECRETARY OF STATE
SOS
50722070003

FILED - Oklahoma Secretary of State 08/19/2021

ICATE OF MERGER OR CONSOLIDATION

TO: OKLAHOMA SECRETARY OF STATE
421 N.W. 13th, Suite 210
Oklahoma City, Oklahoma 73103
(405) 522-2520

SPECIAL INSTRUCTIONS: Submit this form to file a merger or consolidation pursuant to the Oklahoma General Corporation Act. **Please consult this Act carefully.** Use this form **ONLY** when one or more Oklahoma corporations merge with one or more corporations incorporated under the laws of a jurisdiction other than Oklahoma and the surviving or resulting corporation is a **FOREIGN** corporation.

A. The Agreement of Merger or Consolidation, **ATTACHED HERETO**, has been adopted, approved, certified, executed, and acknowledged by each of the constituent corporations.

OR

B. **In lieu of filing** an executed agreement of merger or consolidation, the surviving or resulting corporation hereby states and certifies as follows:

1. The name and state of incorporation of each of the constituent corporations:

NAME OF INCORPORATION	STATE OF INCORPORATION
CBIA, Inc.	Oklahoma
Capstone Biotech, Inc.	Nevada

2. An agreement of merger or consolidation has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations in accordance with the provisions of Title 18, Section 1081. In the case of each foreign corporation, the agreement shall be adopted, approved, executed and acknowledged in accordance with the laws under which it is formed.

3. The name of the surviving or resulting corporation:

Capstone Biotech, Inc.

RECEIVED
AUG 19 2021
OKLAHOMA SECRETARY OF STATE

4. Check the statement applicable to the merger or consolidation:

[X] • • No amendments or changes are desired to be made so that the certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

• • Any amendments or changes in the certificate of incorporation of the surviving corporation as are desired to be effected by the merger are set out in an **attachment hereto**.

• • The certificate of incorporation of the corporation resulting from the consolidation is set forth in an **attachment hereto**.

5. The executed agreement of consolidation or merger is on file at the principal place of business of the surviving corporation at the following address:

Street Address	City	State	Zip Code
3625 Cove Point Drive	Salt Lake City	UT	84109

6. A copy of the agreement of consolidation or merger shall be furnished by the surviving corporation, on request and without cost, to any shareholder of any constituent corporation.

7. The surviving or resulting corporation is to be governed by the laws of the District of Columbia or any state other than this state and hereby agrees that it may be served with process in this state in any proceeding for enforcement of any obligation of any constituent corporation of this state, as well as for enforcement of any obligation of the surviving or resulting corporation arising from the merger or consolidation, including any suit or other proceeding to enforce the right of any shareholders as determined in appraisal proceedings pursuant to the provisions of Title 18, Section 1091.

The surviving or resulting corporation hereby irrevocably appoints the **Secretary of State** as its agent to accept service of process in any suit or other proceedings. The address to which a copy of any process shall be mailed by the Secretary of State is:

Street Address	City	State	Zip Code
3625 Cove Point Drive	Salt Lake City	UT	84109

IN WITNESS WHEREOF, the surviving or resulting corporation has caused this certificate of merger or consolidation to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary this 17th day of August, 2021.

[signature]

Signature

G. Reed Petersen, President

Print Name and Title

ATTEST:

[signature]

Signature

G. Reed Petersen, Secretary

Print Name and Title

EXHIBIT 31

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT, dated as of August 16, 2021 (this "Agreement") is entered into by and among G. Reed Petersen, Trustee of the G. Reed Petersen Revocable Trust UAD 06/06/2020 (the "Shareholder"), PIPE QOF, Inc. and ML Squared LLC (the "Purchasers"). The parties, intending to be legally bound, hereby agree as follows:

WHEREAS, the Shareholder and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations promulgated by the United States Securities and Exchange Commission (The "SEC") under the Securities Act of 1933, and amended (the "1933 Act");

WHEREAS, the Shareholder desires to issue and sell to Purchasers upon the terms and conditions set forth herein, and Purchasers desires to purchase from Shareholder one million (1,000,000) shares of Series A Convertible Preferred Stock (convertible at 1 share of Series A Preferred into 1,000 common shares) (the "Shares"), of CBIA, Inc., an Oklahoma corporation and traded publicly under the symbol CBIA (the "Company"), such sale of Shares referred to herein as the "Transaction"; and

NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Shareholder and Purchasers agree as follows:

1. Purchase of the Shares. On the Closing Date, subject to the terms and conditions of this Agreement, Shareholder hereby agrees to sell to Purchasers and Purchasers hereby agrees to purchase from Shareholder, the Shares.

2. Purchase Price. The Purchase Price for the Shares shall be One hundred and fifty thousand ($150,000) dollars (the "Purchase Price"). The Purchase Price shall be payable as per the following:

a. Fifty thousand dollars ($50,000) at closing via wire transfer, and $100,000 via a promissory note (Exhibit A).

b. Pursuant to this Securities Purchase Agreement and as soon as possible after closing of this transaction, the Shareholder shall request the transfer agent to record the Series A preferred and to make a book entry for 500,000 shares of Series A Convertible Preferred stock in the name of PIPE QOF, Inc. and 500,000 shares of Series A Convertible Preferred stock in the name of ML Squared LLC.

3. Closing; Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth herein, the date and time of the Closing of the Transaction shall be on or before 12:00 noon, Mountain Standard Time, no more than five (5) days following the execution of this agreement – August 21, 2021 (the "Closing Date"). The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties. At Closing, upon receipt of the Purchase Price from the Purchasers, the Shareholder shall cause to be delivered to the Purchasers one or more

stock powers evidencing the transfer of the Shares to the Purchasers or its nominees. In connection with the Closing, the Company's redomicile into Nevada shall effect a 1 for 2 reverse stock split, resulting in approximately 49,121,286 shares of Common Stock and 1,000,000 shares of Series A Convertible Preferred Stock outstanding; each share of Series A Convertible Preferred Stock will be convertible into 10,000 shares of Common Stock and entitle the holder to 100,000 voting rights. In addition, 2,205,000 shares of Common Stock will be sold to certain purchasers at Closing.

4. Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to Purchasers in the Closing that the statements contained in the following paragraphs of this Section 4 are all true and correct as of the date of this Agreement and the Closing Date:

a. Corporate Power. Shareholder has all requisite legal and corporate power to enter into, execute, deliver and perform this Agreement of even date herewith between Shareholder and Purchasers. This Agreement has been duly executed by the Shareholder and constitute the legal, valid and binding obligations of Shareholder, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

b. Authorization. All corporate and legal action on the part of Shareholder, its officers, directors and shareholders necessary for the execution and delivery of this Agreement, the Shares, and the performance of Shareholder's obligations hereunder have been taken. The Shares are duly and validly issued, fully paid and nonassessable, free and clear of all liens and encumbrances; provided, however, that the Shares, and any securities into which they may be converted, may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

c. Government Consent, Etc. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or other governmental authority on the part of Shareholder is required in connection with the valid execution and delivery of this Agreement and Note other than, if required, filings or qualifications under the Oklahoma Securities Act, as amended (the "Oklahoma Law"), or other applicable blue sky laws, which filings or qualifications, if required, will be timely filed or obtained by Shareholder. The execution, delivery and performance of the Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated thereby do not and will not conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement filed (or incorporated by reference) as an exhibit to the SEC Reports (as defined below).

d. Private Transaction. Assuming the accuracy of the Purchasers' representations and warranties set forth herein, no registration under the 1933 Act is required for the offer, transfer and sale of the Shares, by the Shareholder to Purchasers as contemplated.

5. Representations and Warranties by Purchasers. Purchasers represents and warrants to Shareholder as of the Closing Date as follows:

a. Investment Intent: Authority. This Agreement is made with Purchasers in reliance upon Purchasers' representation to Shareholder, evidenced by Purchasers' execution of this Agreement, that Purchasers are acquiring the Shares for investment for Purchasers' own accounts, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act; provided, however, that by making the representations herein, Purchasers does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Purchasers have the requisite right, power, authority and capacity to enter into and perform this Agreement and the Agreement will constitute a valid and binding obligation upon Purchasers, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

b. Knowledge and Experience. Purchasers (i) have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchasers' prospective investment in the Shares (ii) have the ability to bear the economic risks of Purchasers' prospective investment; (iii) have had all questions which have been asked by Purchasers satisfactorily answered by Shareholder; and (iv) have not been offered the Shares by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. Purchasers represents and warrants that it is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act.

c. Corporate Action Intent. Purchasers agree that if a reverse split is planned for the future that Purchasers will wait a minimum of three months (90 days) from the execution of this agreement. Purchasers also warranties that before any reverse split the company will be brought back to current status with OTC Markets.

6.. Legends. Shareholder may place the following legends on the Shares and any securities into which it may be converted:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT OR AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF

COUNSEL REASONABLY SATISFACTORY TO THE SHAREHOLDER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR BLUE SKY LAWS.

7. Indemnification of Shareholder. The Purchasers will indemnify and hold Shareholder and its directors, officers, shareholders, partners, employees and agents (each, a "Shareholder Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that a Shareholder Party may suffer or incur as a result of or relating to the failure of the representations and warranties of the Purchasers to be true and correct.

8. Indemnification of Purchasers. The Shareholder will indemnify and hold Purchasers and its directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that a Purchaser Party may suffer or incur as a result of or relating to the failure of the representations and warranties of the Shareholder to be true and correct.

9. Miscellaneous.

a. Waivers and Amendments. The provisions of this Agreement may only be amended or modified in a writing executed by each of Shareholder and Purchasers. A waiver shall not be effective unless in a writing by the party against whom such waiver is to be enforced.

b. Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma, without regard to the conflicts of law provisions thereof. Any action arising out of this Agreement shall be heard in any court of general jurisdiction in Utah. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c. Entire Agreement. This Agreement, the respective Subscription and Registration Rights Agreements constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

d. Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

c. Notices, etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or

certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile:

If to Purchasers,

ML Squared LLC C/O Matt Long
2918 W 110 N , Lehi, UT 84043

and

PIPE QOF, Inc. C/O Andrew Van Noy
2701 N Thanksgiving Way, Suite 100, Lehi, Utah 84043

If to Seller,

G. Reed Petersen, 3625 Cove Point Drive, Salt Lake City, UT 84109

f. Validity. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

g. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

h. Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

i. Remedies. The Purchaser shall have all rights and remedies set forth herein and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

For the Shareholder:

G. Reed Petersen, Trustee of the G. Reed Petersen Revocable Trust UAD 04/02/2060

For the Purchasers:

PIPE QOF, Inc.
by its CEO, Andrew Van Noy

ML Squared LLC
by its Manager, Matthew Long

EXHIBIT 32

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

OF

CAPSTONE BIOTECH, INC.

A Nevada Corporation

The undersigned, being the court appointed Custodian of Capstone Biotech, Inc., (formerly CBIA, Inc, Formerly Canopus Biopharma, Inc.) a Nevada corporation (the "Company"), hereby adopts the following resolutions by unanimous written consent in lieu of a meeting pursuant to their authority to do so under Nevada General Corporation Law and the Bylaws of the Company:

WHEREAS, the Custodian and Board of Directors believes that it is in the best interests of the Company and its Stockholders that the Corporation appoints McKenzie Long as President and Chief Executive Officer, Chief Financial Officer and the Chairman of the Board of Directors of the Company, and

WHEREAS, that the Board of Directors accepts the resignation of G. Reed Petersen as President, Chairman and member of the Board of Directors of the Company, and

WHEREAS, the Board deems it advisable and in the best interest of the Corporation to establish a bank account by McKenzie Long (Chief Executive Officer).

RESOLVED, that all actions heretofore taken by any officer or director of the Company in connection with or otherwise to facilitate the matters described in any of the foregoing resolutions be, and they hereby are, approved, ratified and affirmed in all respects; and

RESOLVED, FURTHER, that the CEO of the Company be, and he hereby is, authorized and empowered on behalf of the Company and in its name to take or cause to be taken all actions and to execute and deliver all such documents that such officer of the Company approves as necessary or desirable in connection with the foregoing resolutions, such approval to be conclusively evidenced by the taking of any such action or the execution and delivery of any such instrument by such officer of the Company.

The foregoing actions are hereby taken by the Board of Directors by unanimous written consent without a meeting pursuant to the Nevada General Corporation Law.

G. Reed Petersen, President, Director and Custodian

State of Utah County of UTAH
This instrument was acknowledged before me on 9/2/21 by Carrie Cryer

Notary Public

NOTARY PUBLIC
CARRIE CRYER
COMM. # 702916
COMMISSION EXPIRES
OCTOBER 16, 2022
STATE OF UTAH

McKenzie Long, CEO, Chairman

State of Utah County of Utah
This instrument was acknowledged before me on 9/2/21 by Monica deMontmorency

Notary Public

MONICA deMONTMORENCY
NOTARY PUBLIC-STATE OF UTAH
COMMISSION# 705318
COMM. EXP. 03-23-2023

EXHIBIT 33

G. Reed Petersen
3625 Cove Point Drive
Salt Lake City, UT 84109

September 2, 2021

McKenzie Long
Chairman & CEO
Capstone Biotech Inc.
2701 N. Thanksgiving Way, suite 100
Lehi, UT 84043

Re: Resignation as CEO, Chairman, and Member of the Board of Directors

Dear Mrs. Long:

Effective today, for personal reasons, I hereby resign as Chief Executive Officer, Chairman, and member of the Board of Directors of Capstone BioTech, Inc. (the "Company"), and any committee I may have been appointed to or served on.

Sincerely,

G. Reed Petersen

Exhibit 34

ACTION BY WRITTEN CONSENT
OF THE BOARD OF DIRECTORS OF
CANOPUS BIOPHARMA, INC. (DBA CAPTSTONE BIOTECH, INC.)

The undersigned, being all of the members of Board of Directors of Canopus Biopharma, Inc., (dba Capstone Biotech, Inc.) a Nevada corporation (the "Company"), hereby approve and adopt the following resolutions, effective as of February 2, 2022:

WHEREAS, the Board of Directors deems it to be in the best interests of the Company and its stockholders to change the name of the Company to Canopus Biopharma, Inc., and to increase the number of authorized shares of common stock of the Company to 3,000,000,000;

WHEREAS, the Board of Directors deems it to be in the best interests of the Company to nullify the 1:2 reverse split approved on July 30, 2021 by the Company, which had previously neither been qualified by FINRA nor communicated to the Transfer Agent.

RESOLVED, that upon the filing of the appropriate amendment to the articles of incorporation with the Secretary of State of Nevada, the Company's name shall be changed to Canopus Biopharma, Inc.;

RESOLVED, that since the reverse split was never executed with the transfer agent, FINRA or OTC Markets, the Company will update its internal records to reflect the proper number of shares outstanding. This update to the Company records will show 98,242,572 shares of common stock outstanding, as of July 30, 2021.

RESOLVED, that, subject to the requisite approval of the Company's stockholders, the Company shall file an amendment to the Company's articles of incorporation, substantially in the form of Exhibit A hereto, to increase the number of authorized shares of the Company's common stock to 3,000,000,000;

RESOLVED, that the officers of the Company be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Company to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability;

RESOLVED, that all actions, executions, and delivery of documents, instruments and agreements taken by any officer of the Company prior to this date relating to the purpose and intent of the foregoing resolutions be, and they hereby are, in all respects approved, ratified, confirmed and adopted as the official acts and deeds of the Company; and it is further

IN WITNESS WHEREOF, the undersigned, constituting all of the members of the Board of Directors of the Company, consent hereto in writing and direct that this instrument be filed with the minutes of proceedings of the Board of Directors of the Company.

McKenzie Long, CEO

Exhibit A

Amended and Restated
Articles of Incorporation
of Capstone Biotech, Inc.

The second sentence of Article 3.1 is amended to read as follows:

One class of shares shall be designated as common stock, par value $0.00001, and the total number of shares of common stock which this corporation is authorized to issue is 3,000,000,000.

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Benjamin Oates
26 Rio Grand Ste #2072
Salt Lake City, UT 84101, USA

Work Order #: W2022092903842
September 29, 2022
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 553361

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Annual List	Fees	20222652336	9/29/2022 8:35:44 PM	Approved	1	$300.00	$300.00
Annual List	Business License Fee	20222652336	9/29/2022 8:35:44 PM	Approved	1	$500.00	$500.00
Annual List	Business License Late Fee	20222652336	9/29/2022 8:35:44 PM	Approved	1	$100.00	$100.00
Annual List	Annual List Late Fee	20222652336	9/29/2022 8:35:44 PM	Approved	1	$75.00	$75.00
Total							$975.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6645090993516023903292	Success	$975.00
Total			$975.00

Credit Balance: $0.00

Benjamin Oates
26 Rio Grand Ste #2072
Salt Lake City, UT 84101, USA

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

09/29/2022

Work Order Item Number:	W2022092903842 - 2416232
Filing Number:	20222652336
Filing Type:	Annual List
Filing Date/Time:	09/29/2022 20:35:44 PM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: E16846432021-1

Entity Name: Canopus Biopharma, Inc.

Entity Status: Active

Expiration Date: None

Non-Commercial Registered Agent
Registered Agents Inc.
401 Ryland St. STE-200-A, Reno, NV 89502, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☑ ANNUAL ☐ AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

Canopus Biopharma, Inc.
NAME OF ENTITY

NV20212203381
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation
  ☑ This corporation is publicly traded, the Central Index Key number is: **0001404356**

☐ Nonprofit Corporation (see nonprofit sections below)

☐ Limited-Liability Company

☐ Limited Partnership

☐ Limited-Liability Partnership

☐ Limited-Liability Limited Partnership

☐ Business Trust

☐ Corporation Sole

Filed in the Office of	Business Number E16846432021-1
Barbara K. Cegavske	Filing Number 20222652336
Secretary of State State Of Nevada	Filed On 09/29/2022 20:35:44 PM
	Number of Pages 2

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required

☐ Yes - the "Charitable Solicitation Registration Statement" is required.

☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:

Name	Country	Address	City	State	Zip/Postal Code
Benjamin Oates	USA	26 S Rio Grande Ste 2702	Salt Lake City	UT	84101

CORPORATION, INDICATE THE SECRETARY:

Name	Country	Address	City	State	Zip/Postal Code
Benjamin Oates	USA	26 S Rio Grande Ste 2702	Salt Lake City	UT	84101

CORPORATION, INDICATE THE TREASURER:

Name	Country	Address	City	State	Zip/Postal Code
Benjamin Oates	USA	26 Rio Grande Ste #2702	Salt Lake City	UT	84101

CORPORATION, INDICATE THE DIRECTOR:

Name	Country	Address	City	State	Zip/Postal Code
Benjamin Oates	USA	26 S Rio Grande Ste 2702	Salt Lake City	UT	84101

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Benjamin Oates

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

President
Title

09/29/2022
Date

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

Canopus Biopharma, Inc.

Nevada Business Identification # NV20212203381
Expiration Date: 08/31/2023

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 09/29/2022.

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B202209293044942
You may verify this certificate
online at http://www.nvsos.gov